Exhibit 3.2

EkkctriinIcally Hied tvisnoie :56AM Sloven D. Grters6n CLERi OF THE C NO7t PETER L. CHASEY, ESQ. 'Nevada Bar No, D0765a CRUET LAW OFFICES N. Fort Apache Road, Suite 110 Vegas, Nevada 8912.9 : 7C.2) 233-033 Fax; 1,702) -2107 peter@chaspylaw,com Attorney for Petitioner SMALL CAP COMPLIANM EEC EIGHTH JUDICIAL DISTRICT COURT CLARK COUNTY, NEVADA CASE NO..: A-18-77416.5n- P In the Matter of DEPT NO.; XXIX UON LIVE CORPORATION, a Nevada Corporation, NOTICE OF RIMY OF ORDER PLEASE !AKE NOTICE that on tne 51" day of December, 2018, the attaded Orde Di5ch rging Custodian was entered in the abOve-captioned case. r i oted this day of December.. 2C118. 0-1A5E'LLA15 OFFICES 22 Nevada Bar No. 007650 23 32.95 N_ Fort Apache Ed, Ste. 110 d Las Vegas, NV 89129 TeL-1:7D) 233-*35. Fax: 1;702 Z33-2107 25 Email; peter@cha5eylaw.com z6 Attorney for Petitioner SMALL CAP COMPLIANCE, LLC 2. - - C.:15C NJII CERTIFICATE OF SERVU i I hereby certify that on Lieu' '' day of December,. 2018, I served a true and complete copy o 3 the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same In the United States Mail postage frulliy prepaid addressed to the following: Uonlive Corporation Uonlive Corporation, Vcorp Services, WC Coivorate Circle, Suite 400 S. Carson Street, Suite 200 Henderson, NV B9074 Carson City, NV 89701 Corporation Lionlive Corporation Village Center Circle., Suite 170 /F Guangdong Finance Bldg., 88 Las Vegas, NV 89114. Connaught Road West Sheung Wan, Hong Kong China 999077 Uonlive Corporation Interwegt Transfer Ci, Inc. SIF Goidll on Digital Network Center Murray Holladay lload, Suite 100 /.32 Tiyu Road Fast Salt Lake City, LI7 EI-4117 Tianhe, C.iina 510620 AF4 EMPLOYEE OF CHAS EY LAW OFF IC 24 25 28 - 2 • ,--.5-,rw —"7%— hTeMig 052 F•7.— .13 ElettrtatIcalky Filad -M52416 11:1!57 AM Stir eisni D. Griarscin CLER fklE t 2 PETER L Ci-hoiCir, ESQ. N.F..vach Elar :No. 007650 3 , CHASE?' L4 W OFFICES 32Q5 N. Rorr. Apache koalel, 5ulte 110 VLgra., NevEda 89129 TEL: r7o2 .702: 233-2107 &mai! pets rffichaseylaw. cif AttOrn Eby far P.Aiti-one .44.11. CAP COMPUANICE, E1511111 JUDICIAL DISTRICT COURT CLARK Oniiiirre,. NEVADA .5/-8..7741E5-P In the Matter 'f DEPT ND.: KV.X 1.110hJISVE CORPORA-ION. a Ntwaa Corporation, OFfIDER CNI5CH4ROW6 CUSTOLDIAN CIAMEELan ru1Ai.I CAP COMPLIANCE, Li CS 1V40t1..Dri t' DIS:-narEe CUStCHIlan COME on for heel-vie, before the abolot CNort and, having consiocred the motion, aihd good cause appearing, this COUr: Order; arid deuraa as foiloiorE IT IE -IERE3V DRDERED _hot :ne aCions taken bv. Luaoaian SMALL 'LAP DDIVIPLIANC.E.. 22 behalf of JONLIVE CDRPOR.6.TIDN are hereby. a.oDraved. 23 ]-1 G FURTHER ORDER.ED That the SMAL CAP COMPLLAtibi. Li t ti Cuscadi.anship of :he 24 Nevada Corporation krpoivh as LIDriLli.cf_CORPCYRATION nereby terminated, 25 '/f ;2 Ni..1713e% la +741$5•R DEFINITIVT. SHARE EXCHANGE ACREEMENT This Dieflniiive Share F.Nehang,e A gNem-eat eAgrtitmenC), dated aS Of klazt.h.2i120.., 59 among Asia Image Limited rAsia ]made':), a Hnng Kong company ]coaled aL L In •L'iywcr 1. Lippn 89 Qt.Kenswu.). Admiralty. ILloug Kong:, Ray.mor.d Fu: the shareholder ryr Asia finagc (ate uSharcholder" and ilundive Corp, a Nevada corpragion ("11.I0E..1" k lixated al 1107. Tower 1. Lippo Ceture 89 clideensway Admiralty: Hong Kons, Royinond Fu,1ire Chief Executive Ofilm ("Fun. Collectively, the Sharetiold...m., Asia Image, all ankl Cu are the 'Parties?: The hereby enter into this Agreenwf.nt, following which, I. UOL I will awn afif of the oquiV &f A.lia Linage, representing all. of its issard so-id nuti.eandin.g abates: Lhc SiKutholder Will own an addilkillal 10[1,001) bareS of aroF.D, cumEnce oC UOLI (the "COTAMCH1 Stincle:), reinmaing 4..8% or LIOLI's ouiAdnding shares of C'i)rnmon Stnek (lw 'Shan Exchange"'), cakulaled pcx4.-issuunce; and 3. Asia bruktvwill huld MD common shares of 1:101.1: th-e wholly -ow'red Subsaliary of UOLI, As u resulc of this Agnmeni, I.J0f..1 will be agnourwing this reverse merger.. 1 he first consolidated 1:10:3Z-3LqUighl011 report will be the Quarterly Repc.11. fur the quarte=r ended Iviarch. 30, 2020. RECITALS EREAS, the Shareholder currently holds ail of Ole equity of Asiu linage and is desimus cif relinquishing all of his Mia linage shares so that he Yr MAI be issued 10113.01k shares of 1.104.3 Common Stoci:: 0.1 Lte 2,096,355 shares of UULI Common Stock to he otustaridin.6; his ownership would represent 4.8% of LIOL I's issued and oLugtaridirig shara3 f Cornthun Stuck:, anti that Asia image would a. wholly-dwdwct quimidiary ofT,JOL.I. WHEREAS, Fu and the Board Director of the LOLL are desirous of. Asia Image heconlin.5 a wholly-owned subsidiary of LOLL. WITEREAS, LJOLI and Asia image are desirous of DOLE acquiring I 013%..efthe oursta lilt thare$ u F Asia Imisee, rind issuing 1 wpm share ocaim Common in the pro s, making Asia huge El wholiy-owne-d subsidiary t f UM .E. WITEREA.S., And Fu art desirins u1 UOLI inquiring W{1% EFL e outstanding @Tiara of A F.ia .gc. WHEREAS. the hoard of directors sid Shareholder of LIOLI and Asia *linage, respecLively.. have each agreed to exchange zmid is charms as necessary to muse the forgoing results., upon the terns, and subject to the conditions„ set forth in this Agreement WHEREAS, it is interilled. that, for federal incrime Cu purposes. the Share Exchange shall Tialify p6. morpnbotion under the provis;ms o r .68 (a )( I X13) of the Internal Revenue of 39364 as amended (the -code.), and Lhe ruLms and regulations promulgated thereunder, ana be tax-lire pursuarn to Soclion 351(a) of the Code. WHEREAS, the Parties desire to make cumin reprocntations, Warnmies_ covenants and agreements in ix.winection with this Agreement, NOW, TBEREFORE, in consideration of the premises and inurtial promise ; herein made, and in comideratico or the represontations, warrattin, cow mauls and ap)terrienL,. huoiri conuined, and intending to I legally bound hereby, the famines agree as follows: INCORPOR.A.TION OF RECITALS BY RE-FERF.NC.E., The ftecilaLs are hereby inLorporated herein by this Mitt [(WC, as [icily restated ]sarem, ARTICLE. 1 fll'FINITi0NS .1 Certain Definitions, The following teens when used in this Agerment have ttr.2 following meanings: means the acquisition of any businesses, assets of. properly .131.1xr throe in the ordinary count, whnlier by way of itlw purchase of asets ur sl.mic,„ by LI M azquirtnR. all oldie outstanding shares orAsia Image pursuant to this Mare Exchange Agreement and Asia Image relinquishing and exc.:hanLine: its shares of 1.201.1 to die Shareholder. 1'A (thaw" means, with respet to ariv 1-Ferstin; .1).Etny Persun dirixtly or in.directly owning: eenvolling or holding with powe: io vote tarn percent (11_1%)ur more ()Me out-Earl-Eh-kg voting seewities of such other Person (other than passive orinstitrrticrtal illY12:5131* {ii) atni Per5.011 tell rgrcent (ION or more of whose oulsiznding voting sccuririeR arc directly or indirectly owned, coiltrailed or held with power to vote, by such other Persian; (iii) any Person direecly or Indirectly controlling., controlled by or =des common control with such other Person., and (iv) any officer, director or partner of such other Person. uCotitrellv For the fimmioing NoTitims shall rrienn 1h.e posselksion„ directly or indirectly,. of thc power to direct or r-miqP rho direction of the manakernaril and polities of a Peron, whether through the ownership of voting securities Iii voting interests, liv cantract or otherwise, " liminess Day" lEICAM any day other than Saturday, Sunday or a day on which harking institutions in New York, New York. are required or authorized to be closed, 'Code" means die United 5.1atasImmal Revenue Code of 19815, as amended. 'Collateral Documents' mean the Exhibils and ally ottrz dmrracrits if ttuments and oerLikaLes. LU he e C Veal a14 deli1.-eted by the Parties herrundzi et- there under. "Commission" mnart3 ihe Sec•uri Lin awl lisztiange Commissinn or any Regulatory Authority that succeeds to its fortC40.f1S. ".12.1166.:tive Time" Means, the (111:1(r)erli hi time when the shuts of the UOL I are exchangell for the shares of DOLL Emumbrarice memo. any material inortsagn pier*, I Ion, eJ timbrarree,charge, security inrcroir, security agroetrim, conditional sale 04 43Eh.er title reLenliunapeemerrt, limitaficri, option, essamnent, reFdrietive 8gre.eintal, resLri4 tip odyerse interest: resraiecinn traml4pr or e..4eepticpn to or inacerk.1 defect in fide or .ntho. owner~5hip in remit ftnelading leslriCtive colienunts, leases and licenses). "thchusge Ace" mews the Securilic: Exchange .6.Q1 1934, as anunkteil, and the rules and regulations there under_ 1"CijAAFir means IlinIted Stegesgenerallyaecepled AINClUriang,pqincipirs us in efreet iiwn time; to time. "Legal Rcquircment" tri m s faly Ra m . oraJinance.. Lau, .rale, regulatiun, wade, injurmAionjudg-rnetir, nrdoT,. or Other requirement ei acted_ adopted or applied by any R.,,gularegy A uitiogity, dceii0119 •NaT1).ing COMEDefilaW01 interpreting any other Legit Requirement. 'Losses" shall mean all dtunages, imunis, judgments: a_cre.AsmarrK, Fmc, SPI1CtiC915,. t h arges, oasts, !CP ErUr m mcrits.. dirnhunions in value and othim losses. however sufreredl err ChM Cte al] interest Ihereou., all oasts and expem&s of inyeaigaing any elairrt. Lawsuit or Ofbi.tntied and ony it.preat !here from, I:5 aeLual altorneys"_ ace:mutants' irriiestrnqat 1 anker3' and ih.perliNiLness" fen incurred in conn.wtion therewith, whothqTcwriOt 5uch clain lawsuit or athi. [ration ultimately defeated. MICL, S•uhject to Section fiA: all aincaint$ i icl iii ident to any coat-promise or Ketticuterrt of any snch. claim, Lawsuit or arbitration. MnliU any Liability or Dhligation (whether :110Vin or unknown.. whether asset tW of unasserted, whether absolute or contingent. lvtether accrued of aura rutxl, wilt-1E1.er liquiLluted cnunliq uridated, and whether due or Lip become duel, including any 1 iahiLity for TagA26 'Material Advea-se Patio" nwans mateTiaL adverse effart on (1) the assets., pmpertim business of the Peies. (5) binding elTeut ur enforwibility of this Agreement as the Docianwnis or (ii} the ability clan). PiE1.,y ru• perform its ub9Lgutions undo- thil; A gnxTnent and the Colluder,'" Ducurnaks: provided, how evcr. that none of the foliowing shall conmitute a Material Adverse Effect on (.301.: i) the tiling, initiation and subsegoent prosecution, by or Oa Imhali of Shareholder of any Patty, o 1 litigliuri that chat le:oges or otherwise seeks darrhigft; wi Lh respect Na the Share FAdianige,. this Agreement imdkir I runmehons em-rternpLated thereby or hereby, (JO Ma-kirMrCONdlie d-im-uptiun. ore! Party's busiont; as a mull of the annuuncerneni of the ex.mu4ion uf this Agrectnent or chanos csusied by the taking of setinn nxrui rod by this A groemcnt., (iii) m oral econom ie catiditiorn, or (iv) any eliatiges 8enarally aft6oting the j.yidustrle3 an which a roily opera(ih., "Exchans.e Shares" means the is•sued and uuraaarvJ ing common shark of Asia hn.lge (itte "Asia Tirioe Shares" excikirvt.1 by the. SharctioLder to .1011, for r 1101,000 newly issued Common Stock of LIOL1 (the "LIOL1 SharLs'). .T Ru_sinese. meaUS [he Imitiness concluded by WU_ "LIU L Can-anon Sir k" means the common shares of LIOLI. "Permit' mans auy license_ permit, uonsera, approval: rc.B.Estration, aufThorinttion4 cprOific_aricria or righl grarrbed by a RgEulatary Authority_ Pct miffed Hew"' ['Awns () Illens for ..laXeS nO4 yet due and payable or being tuntngied in good Faith by appropriate pnceedirigs;. (U) rieits reserved lo arty Regulalor!.. Authurity repilaie the affected prop y; (iii) sfatutur_v liens of banks and liens of set off, (ill) ac to leas.cd a_sacts, infemsts of the lemon arid sub-lc...isms ificrenC and liens a.tfbeCing the intermts of r.he imom. Rib-lessors thereat (0 inchoate nmetial then: s, mechanics:, workmen's,. repairmen's or other like liens zo-isini, in the oravary course orb usi.rEns.s : (vi) Inns inru.rred or deposit, TA ad-_. irr the rinlinFiri course in connection with worricerg: Compertwion and other iwies of social securk Linens oCtrfidentarks ur othgr intdle:ertial pfopeM) riglogranred by COL E, in the Co'ditizrry s.:uume and not interfering in any material respect with the ordinary course of the busine3s of UOLI; awl to real iyuptrty, any encumbrance., erdvurse interest, eunEilludive ur ogler trust, claim_ attachment. eNcopticia to or defeet Intik o other owneribip interest (including, but nut Jimitcd to. reser...aliens ith.ts &entry, rights a nrsi mania!, pustiibilitia. of rewersinn„ CTICIaattuil•Nlt9, easement, fights of way, Ms.tricrive ICL1IrMi, and Liee,riscs) of any kind., which otku..rwi_st comrtiwres an intermit in oir claim againgt property.. arising pursuant 10 any 1...r.;riLl E yuiruiri ril. .diff any contract ur othimhisa. that do nnt, indiyklualLy nr in the swegate, niareriany and adversely affect or impair the or i 15e thereof as it is currently beiug 'zed in the ordiriar,. course. 'Terson" rlieEms any nattroil pkTeill914 uorpumtion, portncrihip_ least, imEneorporatod onzanization. Lirnittd Liability Company, Regulatory A uthatity or other codty. 'Rqii-uLatory Aurborilf means the United ggafeS of America: (ii) any Mote, commormeAllh, tetritOr}. it rmyssesliun of the Unitcd Stales of .4..frierkal arid any political suixiivisien thereof (i minding counties. mirracipalitieE and the like); (iii) Canada and any other frireksp (as to the 1 :Initaci. SEAtag ref America) scivereiRn entity and any Filities] subdivision theteaf} eir (iv) pity Agenoy, Rutivrilly instrumentaLity of any of the foresoirt& inaludir any court: Vikxmal, department, Inman' eornirassiisn or board. l'Represbatafive: means any director, officer, cmployec. agent, consultant, advisee cc other Tcpreaentsliva of a Person, bit! tiding legal counsel, accouncanrs acid tinanoial advisors. 'Securities Act" means the Recirrftica. Act of 1933, SS amended, and thz rulw, and regulations there under. Subsidiary- of a spersiiied Prison mourn (u) any Verson if' setuzilies having ordinaty voting power far_ the firm in qui:Fain!' and mahout rcgard. to the hu.ppczking. of any coutirkgcrwy) to teat a majority of [hr~ direfflurs.. truglecc, riianAger 01 Miler governing EhOdY oaf such Lehi 'AL arc held or controlled by the cif Person. or a Subillitiry od thD specified Parson; ( b ) any Pers.:xi in which it .e specified. Person and ita sullErdiarles er,lleclIv4ly Mold a filly p=ent (501/4) ci greater equity interest; (c) any partnership rtr si organizarion. in which the specifie.1 Person or suimidiary °like specified Persec. is a genxai partner; or (d)Iitly K1SOn the matingezneno of-which Lg dircetl:F or indirectly eontml]ed 111.D 5peciftati Person. RIO its Subeildiarim through the exam-mi. or %%Wing power, by comma ur otherwise. -Tax' = Iris any US_ or non LIS_ federal, mote, pravincial, local. or foncip. income, Dims ree.cirs, liconsc, payroll, employment, excise.. severance_ Stahl]_ uocupution. prim i ura: windfall profirs. environmental._ Lipaums dirties, capital, franchise, profits, withholding. social security (or Similar)_ unemployment, disability, real property. ;ersiDna.1 preeperiy. inianOhglo rsaopert, ,recording, OrvetIrMliney,Sa126, uSe, LTETbsCer, r jsiration: value addod minimum, M ilnated .or othertax of any tjAd what vcr, including any intereq. additions to ilax, penalliffs, fines_ clauicncks, k.t9sessinents, additions or other chargA of arly natore %Ali respect thereto. whether disputed or not. "Tag Renwn" Ilivanz any rtiura,ileclaratim, repurt, alarm for retiobd or credit or infonnatian return or sleftetnent it-luting to Taxa% including any atfpcdule or atfachment thereto. and including any amendment thereof. "Treasury Regulati m " Mimi regulatiunS prurnulguled by the U.S. 'freasury Department under the Code. .11TICT,F. TT THE SHARE EXCILANCE Ii_! Rum FmehansE En FICeOrdariee with and subject to the proyisium of this Aigemeal and the Newt& Reined Marines (the 'Cede), at the Etkctive Thine, Asia Emag..e shall become a whollyowned sulasdiary °CLUJ-Lard 'DOLL shall he its only shareholder and shall continue in iu exigtence with one owner, UOLl, untiL a merger, if any. Pursuant to the Share Exchange, (A) the FA-art-holder are relinquishing all of thair Asia 1 raage econinco shares, c oris.titutirkg ;RAL.Ial. Add Okltaarld.111,g Sliate!4., of Asia Image (the "Asia Tim Shares''], and Are se,rifing the uor.i S.hates, repfeser5ting .8% of MHH a nding Crortmon 'S Wk. f LIOLJ. 1.1.2 'Sta.& Transfer Bulks. Effective immediately atter the Share Exchange, the Ktoel transfer hooks of Asia ]maps shall he elmccl, and dare 1-18.11 Lre rtin funkier issuanoe or rigiaroxion of tvinsfers of hereaftv on the reconk of &si.,1 Image. 0.3 Rofftrieticei on Transfer. The Exchange Shares may not be sold, transferred, or ritherwise di-spriscd nfwithnur registration under ;he Act Or an ftsgmEnion aierefc.orrt, and [hat iii tl absence of an effective registration gatemen]. covering the Share lixciinny Shares CT any Livailahle exemption fri:ffri regiatration under did Ac(, the Share EKeho regc Shares rr§umi he held irbrietinit..71y. TIC Par ii arc aware that the Share Exchange Shares May n.o4 be soCd ptimiant to Rae 144 pr m ulgared under the Act rile3s all of the condit3ons of ih.ii kule are rnet. .k.rnelog the cunditiixis fur use of' Rule 144 may k the of current information to the public about the Suriiving Company. .4 Demand Resigration Ri@no. Thc Sharehol.ial. and FRI shall lx gamed demand registiwiark riot!, whereby LIO.LE shall ELc a Porn) 1-A,. pkirs.mant kO. Reg A, regis-ter* the Common Stock for rcsalc. within thirty PO) days of the C.11.miTi.g Di-414 (4 bcLow).. RcErtrictive Legegti. cvaificates representing the Exchange Share shall murrain an apprivriatc restrictive legend.. [1-6 Ciosing.. The closing of ilte transactions Dontemplated by this Agreemcnt and the Collateral DOCIATIeRIS (the 'Ciomirie.") shall take place via C:011fOlVrlCe Gall ea the cif]x66/!...161nrkk law Group, Avenue .of the Aincrims, Flo•Dr. NY 10036..or al such other location os the panties. may cat 10:04) AM, FAT Time on the agreed dme, s.hitil be concurrent with the signing hercof {the "Closing Dun.. ARTICLE RE'PRESENTATKISS AND WARRANTIL'S 01.1 COLI AN I) FU UOL] eind. Fureprnitat arid warrant to the Sharchoidcr that the s:EitairrIGIITS WM:lined ill NS ARTICLE 13I an con..mt arid complete as ate 4;1= of this Agpx..ntent and, exce0 as provided in Secliun will In -correct and ceinplece LC ()film Closing Dolt {as though made then rand as. though die Closing flaw were subsiituted for the dote Tat bis Aget-ratni throughout this ARTICLE 1E1, cxcept in Chic CMG of representations and warranties stated to mak. as ofthe date 4:11 this Agreorymt our as Of another date and accept tor clhatiges CO5lemplorted or permitted by Ibis Agreement). [IL I t _i-g3In.i..e.6tigRiaid Qualification. LOLL is a corporation duly organized...validly existing and in gu'.d starx.ling. undu the laws of its respective jurisdiction of orp.nimtiori. 11.1011 hag all. reptisiie puwea. stead 4111603* to own, lease and use itc t5 as thcy sic eu.rrently owed, 3e,ased and used goi to conduct ki Fu... it is currently conducted. UDC! is kiuly qualified or Jimascd to do business in and as ittpad standing in ittirh jurisdiction in which the charatter of the prarcrties owned_ leaqed or wised by it or the nature of the activists condoned by is make such qualirication nec.N,..ary, except any such juimlierien where thc faiinrc ra 1,e so poliried or licens.7...d would not h.ave a Material Adviuse. Effect on UCLI or Az:Aerial. Averse effet oo the validity, binding eilat or enforeezhitity cif thls Agictmenl. or the Collateral Documenbi or the ability oell..101_ I to perfonn iLsehligazi-nos ardor this Auretment or any or the Collateral Document, NU Capita:m[0N (a) •Ihr authorized capital .stunt and ratan- ownership incennsts or LOU, a Nevada corporation, consists of 5.00,1000,000 coma] shares of CCalfiit1011 8lock, of which 1,519055 were issued and ouramiLng as of March 2. 2020. WU. has 10,04K000 shares of Preferred Stock authorized, with 560.01)(1. and ouistandirr.g. All of thn outstarKiing C.10[..3 Common Stock iuLd P'reitrred Stud haul:. laccri dub. authorintd and MT ksued, fully paid and non- assntqable. (kr) Other than what. has lx.en desaibed herein ur in LIOU's Hop. with THE Securities and Excharigg Conimission: the arc no ogitstuiclisig nr anthDrized opcions, varrants, purr rase rights, preemptive righb tar 0.1her contra...1s or corn' uitokaas tl conk] require L'OLE to 6SLIC, sell_ ur otherwERe cause to become Clitstanding any of its mpkal shirk or other ownembir interest (collectively laptiurign)._ (c..) ALI of the issued and outstanding shanai. of UOLI Common Stook have hurl duly authorized and are validly i¢sI 1 And opluanding, fully raid and non-assessable and have been issord in compliance with applJeAle seoirities. and other appl icable Lepal Requirements oroassfar reslrie[ions under applicable Ecouritics laws. I!L.3 Authority and Validity. DOC] 1135,MI requiniie wroonae pvever to execute and &fiver, to 1:1-nT COM!! i nhligari OnS under. and to consummate the tninsurtions contemplated by, this Agreement (suktiEct to. the approval of UO.L3 Shareholder as contemplated herein and subject to the receipr Many nemit-try mascots, approvals, authorimhons or other mailers referred herehy exmution and &liven by UOL3 of, the performance by 1.101.1 if it3 obligati MS under, and the curtsurrunation by UOL1 of the trarksgicticrn5 wn(enipla(ed by, (his Agreenteni have been duly authorized by all requisite ac.tion of (_10L1 (subject tu- the approval of 11011 Shareholder an corrterrirlated herein), Thj6 Agoement ha been duly r4q•eUted mkt delivered by EJOL1 ani (assuming clue exemtion and delivery by the SheirehoLder ai§d approval by UOLI Shzrehuld.er) is the le 1, valid and hinding nbligannn of UOLI, enfOrcezibic against it in aLcardanec with iN term % ever that 3t :h ertfon:.emen! ntuy be subject to (1) bankruptc.±.., Ensnlvenq: reorganig.ntion: moratorium ur other similar laws uiffec.tingor rehingto iyithrecrricnt of creditors' ritzily; 8eneraily and (0 genera] equitable principles. Limn the CCM kai Oil and delivery of the Collateral Documermby ewh per5oit Other 'hank. the Sbareholtier) t h at is required by this AgraaraerNt to oceeute, csr tlut. does execute. this Agreement or any of the CollateEa! Documents. aid ASSUMing due execulEoti and d.etivery thereof by the Sharehrdder, the Collate-fa] Doc.1015eh1 Will be the bt oalti valid. and binding obligations of. 1 enfon:eable agai n7t UOLI in accardance w fh their tec..peerivE BUM eN:cerm that such enforunient May' be Subject to 0) baikniptcy. insolvency, reiltganizulion, moratorium or other similar lawn atibcting or relating to enionxincnt e crc d rs.: rights Rxierally and (ii) general et-Nimble principles, 111.4 a Breach or Violation. Subject to obrainin8 the eolt.senIS, ayrorcw.ok 41.1i hOriZallions., Fuld orders of and rnalciog the registrations or i5 Liiigs with or giving notion s to keplatury Authorities and IFersons identified hcrcin, the execution, deli...my and NI-kit-mance by UOLI of this Agreement and t h e Collateral Doeuments to which it is a party, and the colISUrrunatiCill Of the ul deli tea contemplated hereby . and -thereby in accordance 1.6111 the len n aria wndilions hertvf and 1.h 1. do T h .rit and INT not conflict with, considole a violation Ex breach of. constitute a default -Lir give rise to any right if termination. or acceleration of any right or obligation of L'OLI under, or remit in the creation or imposition of any Encumbrance upon LOLL UOLI Assets., UOLI Business nr UOLl Corm-rion. Stott by FUSEI Ll Of the ten-ns of (i) the articles of inearporation. by laws or other -charter or organizatinnal doc-urnent 0(1101..1. fir any Subsidiary of LIOLJ, (it} any material coirtruct, agreemenr, lease. indealure ur OthCF instrument to vrhiuh UOLI is a party or bu or in. which L1OL L. OF the Asset may ht bound or milli= antics violation a l:which would remit in a Material Adverse Ffteet on 1)01'1 OE) any order, a odgmeru, inipnclioo, award or decree of arty arbitrator or Regulatory Authority or any glarute, law. rule or regulation moplir-able L'OLI or (iv) any Permit of LIOLl, which in the case Of (iii} or (iv) above would have a Material Adverse Effect on 1..:01.1 or a material adverse effect on the validity, binding effeel nr enfnrceshility of ihE Agreement or the Collateral Deournerm r:4. ;he abitity of MIA to perform its obligations under th in Agreement or any oftle,ollateral Dordenents. ,ILLS Consents and AliiprOlollS- Except for reciiii'enientS de5e.rihod i>a Schiy_Liac. 3.5_ nd consent, vproval, alithOriZatjefiCir ohler of„ reghtration or filing with_ ur notice-VI any Regulatory Authority or any othitE Parson is necessary to ha obtainetl, made or 8iigen by [JCL] irl corineutiun with L1 execution, delivery arid f*rformince bly L]OLJ of 1hi Agreement or any Collateial Dmuncitt or for (he consunirnalFOu L irCii] of the transactions e(wilempLatcd hcrtby or tuxeby, except in the extc.ne Ehe failure CO obikin any simh 1.7.3nsent, approval, authorimition di nrder or in make any Ruch rcOstration or IlLing ipp.ould not have a Malarial Adverm Effeci on UOLI or a material adverse erica. on the validity, hirgling effect or enforceability of this Agreethen1 or the CoLLateml Donaoerus or the ability of C 101.T to peribrin Its obligations tinder this Agreern.eni or any or the Collateral Documents_ Intellectual Properor. LAIL! warrants that it ha;, gond tilic to or the rigki# to ose all material oorapamy intellectual propedy rights and all material inventions. prnoesses. desii2ns, romulac: trade secrets and knimv haw neecssary for the oporatien rit 1:01,! RA.13iirim %idioxlt the payment of any royalty nr similar payment. 111_7 Compliance with Legal Requirements. UOL] has creraiied its busineas o7 compliance with all Legal Requirements applicable to LOLL except lo the exieni the failure to opeate in compliance with all ina.carial Legal Requirements would riot nave a ?...1 Erna! Adverse Ef leo. on U01...I or Material Adverse 12.1fect on the. validity, binding diect air enformahiliv cif this Agecracrir or the Collateral 1).ricirments. 111.3 'Avalon. 'Tigre argr c oitOtariclingjii.dgments or orcers against or otherwise affecdng or related rc ILTOLL LIOL.1. try 1-101.1. A2SeEs and there is no Eictiait, suit, complaint, proceeding chr investigation., admiaislpilive ur otherwise. that is pending or. to LIOLl's knowInclge ;hMalt..ned aunt,. if advemely detamincol. would have a Material Adverse Effect on 1.0]..i or a malarial miverse effect nn Inc hinding effect nr entnreeshiliry of this Agreement or the Collateral Documentq, except a ilNed in tie audited Company Tiorme ial Statements or docurrinled. by LIOLI to the Shareholder. T[T.9 CAS, _101.-i has duly arid timely filed in prop r form all Tax Rooms for all TatN required to be filed with the appropriate Regulatory Auriiprity: and has paid all taxes required to he paid in respect thcrereexcept where such failute would nra 'have a Maierial Aktirtiu F:rfeel on LION, exert Mimi if oot filed or paid, ate exueplionts) have beet' L1OL.1 to the Si-Art:holder. Bnc513 and Records. The heirikA mid records. of :01'.1 acekirately and Milli lepreseig UOLI l'tkidiams and its resialisoCopenAtion.s in ail material nhTests. .I I brokers or !Finders. Ail negainiions relalive to this Agreement and the transactions crinramplated hetek,y twit bets 0-arritd ON by IJULE urx.1.4or Lts AfIlliertniRepresrferatives in ecirinicticvn wirh 11.4 Wolsa411irktS conlemplated Agnnemurrt, neither [JUL.!, nor any of its A ffi I intos(Ttepremettatives have incurred any ObrEgatiOdi (o pay any. bookentge or finders fee ix other curomission in coonecticri with the transaction contemplated by this Agrocmcnt. 111.12 Di 3c1osure. No repmenmion or warranty of LIOL] in this Agreerrtemd or in the C:ollaewil Documeas and nu slatment in any oarbilicate furnished or to be furnish/ell by LIOL1 pursuant to this Agreement contained, coulairo or will contain nn the date such agreRinehr or certificate was or is dclivercd, 01 011 the CI ORing nine: artiw unlrue statemeni of a material fan, or omitted, omitiz or will Emit on such date to state any materiul MeNte,igry in order to make the statements in2de in light of thecircurnmences under which lhey were made, nut misleading. .10.13 Ho Undisclosed C JCR. I is not subject to rnakriiAl nubility (including unasserted. claims), absolute or contingent, which. is. ESA 31713%NR or which is in excess. of amounts sloven m re.s;thrwNI lot in [he balance ]ect L oelDec ember 3 I. 2019 other than liabilities or rtit mime llEunre as Ihose *et forth in COLE' financial Frtatement, and reaAonably iiictlrr t,5 the onlinury come DI' its business after December 3 I. 201g. .14 Disclosed LiabiliEiC5- All disel.c6,;41 by L- ELI shall be paid from VOL L's EtCZEILITIM receivable when and as is cane, sad LOLL than have [1.0 LiDIKEICEZ upon the TVer1!i0 merger_ Any disulosed ur undisclos shat b{ the. 9n1 c ohliptim of Fu, Symice of Certain Chanm. Since December 1, (H9, has nor,: (a) srurtrcd at, material adverse ehanj;c in its financial condition, asseZ, liabiliti.es or bisLriess:. (b) coratacted for or paid wry capital CX111314 trIWY (c) incumed any indebtedness of borrowed munty, issued or sold any debt ar equ ity securities, declared any dividends ordisolharged. orincurred any I iabilities ar ohtigarions excepi in the ordinary douse0 business as heretofore conducted; (d) mortgaged, pl, i i Or subjected tnk any lien, lease, sociality interest or other charge. CH' e nowohrsuiza any of its pr ties or assets; (e) paid any marcr;a1 annum on ally in.debtedliK6 prior to the dare date., forgiven ur cancelled any Engage-1a] amount on any indetiedness prior l Lh due date_ forgiven or cancelled any material del.:4.s or claims Of released. or waived any matcliai right or claims; (t) suffered any damage fo. klestri.K.:tiun LIF ur loss of any assi...ts (...Y.linther or not covered by insurance); (g} acs nired or disposed of any ass ets or incurred any liabilities OT Obi igaticii15:: (h) ilkad ady mftnents t hs aftliiaiesto EIEL9odErtca t1I Fried any money tO ..11Y parson DI' Gray. (i) furnled or aNaireLl ur dispuseil of any interczt in any corpotaiion, parlirmhip, limited company, joint venture or other minty; fj). entertd into turf empluvrocni, curnpimsation, rvunsuLti t or collective bargaining agreement or airy ulhtr agreement or any kind or nature with an parson. Or group, or modified co amei Khki. in ary respcot tl tet1115 Of any such existing agreement:. it) entered ink' any lather commitment or r.tin.saclifxi. or experic:nee any other event that retatcs m or art-Tect in an). IV Ay xi9 Aileen eat tit iransactiafts contemplated hereby, or that has afretted, c may adversEy affect !JO[.] Buniness, Gnu-winos, assets, liabilities or financial ofinditifin.„ or (I) amen.ded its Articles aC lnutrpordiun. or By-Laws, except as other wine onntemplatal herein. .16 E LF, A inn and cud:Titre of all conlraLls, tigreernents_ leases, 1:43rn m itm wits or other andel-A.m.:111'4s or arrangements, written or oral, express or ErnrAi cd, to which (JOLT is a party rir which it et ally of i(s pmpeily is bound or affected requiring paymerrts to or from: or incurring of ]iubilitins by., UOL.1 in excess of $L13,01)1.1 (the "Contrscts")._ The Company tra.4. complied ,12.4(h and perform LA in all material res.JK.etA, all of it.; obi igarions required to to peefeerned u Met arid is no( default with renpeet to any of the Cat-limas, as of the clatz batiNic 110r hi any event ixtimed lias arts heir cured whl:ch, with or without thie giving ofrtilice, lapse of cline., or Itorn,..would.4..onsiiture a default in aiLy ft$pecl here under.. To the be .k.wwiedge ref LOLL, no other party has failed lo GoEnp.ly with ur perform. in all = mid resixos., any of its obiigatiecs required to 1ro Nrrornaed under or is in material default with respect to an). Rich Catarnta, as of the date !wooff, nor has any oxiit occurred which, with or without (he gising of nofice„ lapse of time or both, vhould constitute a material dcfau4t in any oesped. by such party there t e a. UDLE krienv6. of end lsiU no re-uson Lu beLieve that there ila-c any facts or oineurrngtanceRwtrieh wcsuLd make 41. Material default by any, party to any corrtiset of obligation likely t occur t by un1 I.43 the date hereof_ 111.1.1 rind Licenses. LOCI has ail certificates f kleeivftney, rigivir., permit& c.e.rtiricArn, ftunehises, approvals and other Farthori7ations M are re.i.icaliDLy ntcAz.v.Lry 1.0 conduct it Litizincas and m own, lea w, use, operate aild OCC:tipry ill insets, at the plaem and in the manner now cOndi,icted a Operalled, excepl those the absence of Which would nni materialiy a/vim-R.1y Affect irs bkrainess. LULL has not rceoivcd any written or nral nrwice or claim pertaining to the fikiliare to obtain any material porrnit, certificate, license: appraval r WW1' iarthOrization required by arry rederal, state or Local-age:My OF other regulatory hix13., the fail are orwhith ti obtain would materially and adlier3ely affea LIS business. 11.118 A53kIE Noee,Rsar:: m Runegs. IrOU owns or lease,s all properties and asset, real, pINSCH1E1_ and inixcd: tangible arid intangible, and iS iNay to all Licenses, permits and other apecinents neeeSSery' to permit Li Le entry un its bq&iness as pee tin NYncluffEcd_ I LI tJ Lahor Agree mentR and LahrjaPagial, E_IOLlbasmi wile:A.02e burgaining or union contraela nr agreeine.03. 1101 i in utimpliance with ail applicable laws respecting employment and ealtptOyrnenl. practices, terms and candifiLlos etnplarmenr and wp* aki kills% and ;s not eugmgeil m any umffiir !Elicx practices; there aze nor clarges of d i.crn ur imfair btu- prarLict thargre or complaint a_pi rat VOL. [ Md.* or 11krezened before LTny pverrantrrial car FtgLitatory agney or authority., and, there is lobe r' strike. 415pu(e, lowdawn or h-toppago EKtually proding or threatened wins( or.a.ITociinLIOLL ErnplUyInent_ArriaiLT,rnents. UOLI fins no employm.mt OF consulting agreemonts or airranglicals, written of oral.. which arc not tenninahle at the will a: W U: ec any pension,. profit , DpriOn. .13ther incentive plan, or any other type of einploy hied. bcrieRL plAri ;is ekrined ICKLSA or otherwise_ or any obiigaifion to or customary arrangement with ern ployet-A for byrnisigs, incentive cumpensaifion, vacations, severance pay, insivaree or other nenefitc.,1CO employee is in violation of any emplityment.agitiement or req,trictilee ARTICLE IV REPRE:5ENTATMINS ANTI WARRATCHES OF 1111E SHAREHOLDER. the Shareholder represent and warrant to 1:01,1 that die statorteas woleifficid In this ARTICLE Pd Olt correct .and complete as of the date of[hia Aweernent and, except &R E.Nrovided in Recline' will he correct and compleit asof the Closing Dade las though made then and as though ho C.14-igin8, Da% giik361j4iited Fur L#te date cie this Agreerntri thioughout this ARTK LE lip', except in (he case of reiXeSentiktions and warranties stated to be made as. of the date ofth is A.Brecruerit iwaR of anntber claw ozbil except ihr changes ezotemplated or permitted by the Awe-merit). IV, I OP'VtitatUjoal QuoilificoLion, The S.botehuldrr hAwe kill requisite peower mid authority (Gown, Inc add uSe Asia troage assets as they kiM cnrrenaly owned, leased. and used and to conduct it INtithleSS OS it is currcnity co/ducted. he Sharcholder aro duly qualified or licensed to tin hi.i5inm in and arc each in poi sianding i i via. jurisdiction in which the character of the plopeaies owned, IDB-91:d crrii ed by i# or the nature of the activities cundorted by 'rt rnak such qualitieminn nece.qwy,. except arty' such jurisdieliun where the faihre to be sa qualified. Cif likenSed and in good sEgukding vokiklid not have- a "Material Adverse Effect on the Shareholder or a lvia1eriLLI Adverse 12.1fect on the validity, binding etliaet or enfarceabilit:.. of this Agreement or the Collateral Documents ar the of I.JOL1 c'g the Shareholder to relfornt their tit iEs ulaligatiuns undu this Agrement or any or the Collakreil Donurient.. \1.2 Capital ip.allian, {a) The authori•z ed capital stick ofAsia image is 1 chaste elf cant mon sock.. All nits[at]ding shares ot.Asia Imago Corn man Stack arc owned h!.. the Shareholder, cotisisting of ant shot. Asia image has no shares of preferred stc•ck. atiffiarized. The .11art of Cummon Stock is duly isnupi and Olittqtanding, and ha been. duly authorized, iEsand kUld aivs4arding arbi billy paid and nonassessable% which shares is excharwd hereby, as al-h-Fve providul_ {h) TIIN i outs had ing aulliori l options urrantb, purchase riuhts. prearrupthg,.. rigf ids or Ober" cOntr-a4ES or color' iknenu lhia could rewire Ayiu riDEI or any. of its Subsidiaries tu h5L30, sell, or oLIkrwise 1.--ause lo became ourstandini; aw of its napital mock err othcr ownership intaregrs, .(c) Al] of khe iss vied outstanding aharn of the Asia Jrnage capital stack have ken duly klilLipprizDd and are valid] iEELJEd STA outgtatbii nit, fully paid and rigon'amssable (.:it'll respect to Subsidiarim that are eorpeeafions) arid 'haw been issimi ifl curripliiime with srppl icitbk securities 11.11*S and miler applicabk Le II Requirements. .:3 Ai:K.136v and The Shamholtier have all requisite p3war to execute and dthvcr 4o perform his obligations under, and ED consummate tEIC trallSagtiOJIR CCilltelllplaudi by, this. Agreement and the Col lateral Document_ The execution and delivery by the Shareholder and the perforrnkinxe lay the Shataholiet u .heir 43bligatims under., and the consummotion by the Shareholder of the tffinsnurithi. writemplaied by, this Agreement and the Collateral .Documents have been duly inithurized by ail requisite mica of the ShatebeLder. This Agreement has heel-, duly executed and delivered (omuming, due execirliou !lad delivery by [he Sharehohier) is the legal.. vkdid and bin lin 0151011cm of the Shareiiolder, enforceable in ae4x..5rdance with its b:rms ty..ccot that such. enforcernen.4 rna!Y sulject. to (i) bankruntoy, insolvency, reiNganizErtion,. inuraoxiura. cir other Molnar laws affecting or rela.ting enthreement of creditors: rights ameralLy and 0) general equitable prineiplef,. 'Doan the execution and del ivory by the Shareholder of the Collateral Doctan ents which they are a party, and assigning dm Pie4-1,rtic..1) axiid delivery thereof b the Gales oat-Lies thereto. Lim Collateral rAnenrnews will 1 the legal, valid and binding obligations, cafbrezuble en accordance xwdlh their resixefive terms except that such enforcernebta may In slit!j te1 to ii) insolveay, recegnnization, n'orarornitu or other Sift) i lar I aw arrntlalg or "vial Lug 10 eilforcedrimil rights gerterall!f and (ii)gefievil equitable priucipits. I V.4 Nn Breach cr Violation, to obtaining thc consents, approvals, akylhorizations, and orders of FIrtd "looking the registrations Er filings with orgivi.og auLims Lo Regidalory Authorities albJ Persona; identified herein. the execution., delivery and rerCormanee by the Shareholder of this Agreement and th. Collateral Douala-1Es to which they ELK a party and the eonnurnmation of the tHELsactiong contoli plated. hereby awl thereby in SCCOrkiailea With LFle terlrig And UNICliti4111; hereof arid thereof; clo not and will nut conflict with, constitute a viatation <M of, constitute a default or give rise to env right 0i-termination or acceleration orany right or (Al iption of the Shareholder under, or result in the creation or imposition of any Encumbrance upon the propaty of the Shareholder by rallson of the terms of (i) the articles of incorreation, by laws or other charter or organimional document of Asia image, (if) any eentrftet,. agNeravol, lease, indenture or other instrument to vchid any the Shareholder or Asia 13nAlge are a party or by or to which the Shareholder or Asia iinoge err their property may be bnund or subject and a vioiation of which would result in a Matetial Adverse _Effect on the Shareholder Of Asia Fringe ta14.en US a whole, (iii) any nnicr, judgment. injunction, award or decree of arbitratiur or Regulatory Authority er any statute, law. rule or regulation applicable to the Sharelkoldez or Asia Imaw or (iv) any Permit of ksia linage or subsidiary, which in the case of (ii), (iii) or (iv) above would have a Material Adverse Effect on Asia Image or a material adverse effect on the 1..alidity, binding effea or enforceability of this Agreernimt or the Collateral Doormats or the ability of the Shareholder or Asia image to perform its obligations. hereunder or there Louder. IV,5 consents and Approvals_ Except for requirements under applicable United Suites or stare securities laws, no consent, approval, authorization or order uf, re0.stration or filing with, or !Mice to, any Regulatory Authority or other Persun is necessary co be obraincd, made oT given by the Shareholder in wnnecilion with the cxeculian, dclively and perforinane by than of this Agreement ▪ r any Collateral Documents or hr the consummation by Eli= of the traluactions contemplated hereln or thereby, except to the extent llhe failure to obtain. such omsent, approval, authoriratinn or order or to ride such registration or Jilings orb give such nonce would mat havc a Material Adverse Effect on lire Shareholder, in the aggregate, or a material adverse elrect on the validity., binding effect or enforceability of this Agreement or the Collalund Documents or the ability of the Shareholder to perform their obligations under this Agreement or any ofthe Calleteral Dcieurnent4.. 1V.6 Compliance with Lea. Requirements. Asia image' flusinen has uperateiJ in compliance with all material 1.g.al Requirements including, without limitation, the Securities Act applicable to Asia Image, except io the extent the failure to operate in compliance with all material Legal Requirements, would not have a Material Adverse Effect on Asia lamp or a Material Adverse Effect on the validfty, binding effect or trifbrceabilily of this Agreement or the Collateral Documents, .1V.7 Litieation. lbare are no au:Isom:ling judgments or orders ugainsi er otherwise affecting or related to Asia Image, or ti e hozsinessor ii-5..sets;. are theft is no action, suit, complaint, proceeding or investieation, judicial, administrative or otherwise, that is pending, or,. to the best knowledge of the Shareholder, threatened !hat, that has not been disclosed and if adversely determined, would have material adverse effect o the validity, binding effec4 or enforigabillty of this Aereernent or the Collateral Documents, V.B. adinat3i Course, Since the date o1 its most recent balance sheet there h ant barn any occurrence, event, ineident, action, fail= to act or transaction involving Asia linage, vrifich is reasonably likely.. individually or in the aggregate, to have a Material Advarfie Effect on Asia Image, I V.9 Assets and Liabilities. As of the date of this Agreement, ncithr Asia Image nor any of it, Subsidiaries has any Asset or liability,. except for the if) Liabilities disclosed in the M ame theel disctosol r (..10[...1 through the date heivof and (1i) asdescribed in Exhibit A, attached heletu_ Taxes. Asia image, and any Subsidiaries-, has duly arid timely thud in proper tbrrn all TaK Rains for all taxes required to he filecl with the approptiate Governmental AuLhurify.. except whffre such tail tire to. not have a Material Ad verst. Direct on Asia [maga_ I 1 Books at)d.RNurds. J he bouks and recurds of .A sia. Image and any Snhsidiarieg accurately and fairly rep.rmerot the Asia knage RILSirlegg and ft5 ramittg of averarionR i a all material respects. All amounts re elk ble add inVettleay Uf the Asia. troop Busions are reflected properly on mall books and records in all material respec&._ . L 2 Financial and Meg information. To the k.now1edge 4,:.urrera management_ A.sia Jrnage tinaomialNdo nix coniai a (di riKI Iw (le bX litcorpootion tiy referenw) any untrue stuiement ola material fact or omit to Flwe material fiwk required ki I staged therein or nixesl ary to make the statement. thercin (or nicer steel thereio by refer r, in light oaf Lhe circurogances under which they were or will be made, no( rv.13 brokers ar Finders. All negollatiorts .relntive to this Ageernent and the transaietiam calm-RAI:Led hereby Lave hixn curried oui by Asia Image .andior its AftiliataVReprosontaiive. in connection with the transactions conEemplated by this Agreement, neither A.sta Image, INV Wry of its A ffiliatesfRepreseglativis have ink:on-led any obligation Eo pay any hirukurap or finder's foe or other coiturdssiuti in conntstion with the transaction contempInted by this Agreement nisclostre. No represectation or warranty of the Shareholder in this Agrif4COM or in the CoLlmeral Documents and mu statuncat in any certificate furnished or to he furnisl-Rd tho Shareholder pursuant to this Agreement contained, oilman-sq. -ra. VIII contain on the date Rich 2.greffrnent entifw_ato was. or is del ivereit noon the CI osin.e. Date, any u ntrue stmernent of a jrweria] tiet_ ar om itted. orniEs or will 0151it on such time Ea slate 211:F in sti l fad' rleCeS9rry iri min- I.43 mac ciatDracruts. made, k tiErAt of the eirommarges mode! whia. they were made, mot miamding. IVJ:5 Fil i r s, Neither Asia hnsw nor the Sluareho !der sire subject to filings n:quiparl by the Secur5ti.fft- AQ4 of 192.21., as amended, acid the E.Icchunge Au of 1'934, 29 arneucLed. Once Asia lraage =pings control of UOL I, Asia lma.e anl the Shareholder make required lubn.rsaide arid no sue]) filing will uuntain any iNktrur staLemerrt of a material fart or omit to state a material the[ ne.-r-Fsliry. to make the garment% made, not in islaading. _E 6 Conduct Prior to lbe Closing Date, Adis Image aril curidu0 its business in the nem ai course, and. sloll not sell, pledge, or assign any assets, wilkul II-rr prior written approval of .T, except in Ihe regular rJouriA' of buNiniin.& EArtrpt kte.otiwrwiqcpnyvidi lik-re in,. Asia Imo Arian nor amend Et9 A rtieles of IncorNrai inn declare cl;. wvi.l,l. tri,_, ri ,xI_igurn Ljf NOI qui;1{ car 411 her urine , acquire or dispose of fi..c.c2d aSNULS., change employment terms,. cater into any material or long-term comma., guarantee obligations of any third party, settle or discharge any matetiat baiarlee sheet reeciv-ahle for tem than iEs si.Tted amount, pay more on any liability than its gated amount of enter into ahy othar lransatiion other 11m9. in lite regular Couftofbtisinexs, AlInCLE V COVENANTS OF LIOLI Betw=ri the data rif this A grwment and the Ciosifig Wm! V, I Add.11b11.11 Inii3rmation. LJOL I shall provide to the Shareholder JAI his kepresentativm such financial, operati nu and oarr documents, Chla.a_rid infOrrnaLiOn reLa1ingtr.3 LULL L OI.i RLniFicEs and LlOLE' assets and liabilities, ri the SharehoOldff 01 his Representatives may rc-ssoriably roquegt. ril aildition,120[.1 shall take all action necizsmiry to eftable the Shareholder and his Repteecntafiva3 to rcview, irspeci aid review. LIOLi AFseLs, LIM. I Hu_sines5 LiAbilhies of UDLI and &slams them (.1101,1-5 officer3,. tlpl sees, indepetadett aocounaintS, customers, Licens m , ana munsel, Nnnyithgairrling aily investigation that thg Shareholdurnoy Oan-duet of LOLL LIOLI Business. UDLI Assets and The Li Ti litk.s. lit' 1101.[, the Shareholder may filly rely oil LiCILrs. warriirnicH, LovenkinrE and iniernniiiEe.. set foltli in (hEs Ageenefil. .2 CA-144.001_416 mals:. As sum as practinthfc atior excuurno cof this. LOLL shall use commerchily reasonable efrorls to obtain any roecssary consent, appnaval,Aurhorinitioct or car du tualEe any ttOSI.raliOn or filing with nr give any nob= to, any Regulatory A.uinority or Person as is requimd 1.0 be uhlxincd, made or given by 1:011.1 to con_sfinini ate the transactiors. coniernplatecl by this Auertngrit and the Collateral Deaments. .3 Non-cimunivontion. IT is understood that ifi connection with the u-grnsaetians eca-dcmplatecl hcruhy,the.shEtrol-a-Ader have teen and will be seeking ro fled investor& wit ling to provick loans andior ceOtai invefilments 10 finance businn.:t. plans. In Donnection thcmulth, 1..10E.1 will not and it witE mise its Ctirclori, officers, employeal, agerrrs and representitivec neat to AtrKripl, ditrCay cif indirs thy, (i) to contact any pare introduced eu it by the SharehoEdet. deal with. or otherwise become involved. in Any tranmclion with any pony which has becnintrcduccd to it by the Sksartholda, withOnt the express written ptcmission of the introducing party and without having enter ed iTno ce.-Yrnmisgicin agroem tnt %vial the i ntl-OcItIC it-1EL perky. Aid vii5.1aLibn of the covenant shall be dcamcd an aitampt erg cieCkrhl yap!!! !he Sharehubien. and the pity se viotafing this covenant shall be liahke foEr dainage6. in faveir of the 1.:.in;larrivented party. V. Nei From .Eiad ei.Oer the dale of this Agcernerit until the Effective Time or teiminalion elf this Agreomeni parsuzirit to ARTJCLE X, 11.10E.1 will not rtni. will it atuthorim Nrwrit dory of ilk officers, clircctori, or eMpliFyCL'S Or any investment hanker, attni-ney or other • or rcrircscniaitive rataincci by ii, dincrly cir indirectly, (i) soCich or iniLiatn the making, is6i0.11 r afiriouncentent (Plan), ocher acquisition proposal, (ii) parlieipato in my di samions or negotiations regardiri& or tiEmish to any per9on any natipitblic int-V.1%100h With respeci LO hay other acquisition properal: (iii) engage in diXUSSItins with ally Pierson with respeo lo any ether acquittion prnposal excqx as to the existence of the-se priairiaions, (iv) approve, endorse or mcorriancrid any other acquisTtinn prnposal or (v) enter into any fetter of Laren[ or similar doctunent or any contract agtement or Grimm irment 0.00.t tinplating or otherwise relntiic, any other acqunsition 133-cipcsai. V.5 Notification of A g ree Cha n . The Company shall pirmintly notify (hc Shareheikiecr 1.T1 any material adverse Change m the conditioo (financial or of of UOLE. .6 NotificKiOn efeettlill Matters. The Com ply shall pnkari3y notify ilte Share.hukitr of any fact_ • rircuinst m e or E'llaleat kfLOWEL Lo at that is reusurkubly liktJy to cause UOL I to be rinabLe to perform any Of L1s 00werlaniSCoriainitd herein or any condition vrecedant in ARTICLE 1II 1.1Mto 1-c satisfied, or that. if known en the date of Ihis A r r,ev,et, would have been required to lx discicistd to the Shareholder pursuant to this Agreement or the exigence or occurrence of-which would cause any of VOLI's representations or warranties Limier this Agreernmit not to be comet and' or complete. The Cumpany shall give pninpl written notice to the Shareholder of any adverse deveJeipment causing a brelut of any of the representations and warranties in ARTICLE Ill EICS uf the date made. V.7 The Company Disclosure Schedule. For purposes of delenoining the satisfaction of any of the condi' ieint (41 IfiC obligations of the Shareholder in ARTICLE VIJ, LiOLI disclosures shall lie deemed to include only (a) the inthrmation contained therein on the dale orthis Agreement and (h) information provided by written supplements delivered prior to CloSing by L'OLI that (i) arc acccpf.ed lit writer by a majority of the Shareholder, or (ii) reflect actions taken or events occurring atter the date hereof prior to CIO-Hill& V.8 Slate Statutes. UOLF and its Board of Directors bhall. if Inv state takeover =alto or similar Law is or heenmes applicable to the Share Exchange, this Ageement nr any of the Transactions contemplated by this Ag,reenyvnt, usc aLL reasonable efforts to encore that the Share Exchange and the other ri-aiwklions contemplated by this ,+a grcerneur.. may he congunimate(1 as promptly ui practicable on the terms contemplated by this Agrozment and otherwise lo minimize the effect or such statute or regdarion ca the Share Exchange, this Agreement and the transzet incu. corrtemploacd hereby.. V.g Conduct of Business. rior to the Closing Date, L'OLI shall conduct its business in the normal come, and Shall J1101. sell, pledv. or assign any amidst viithmt tl prior written approval of the Shareholder, except in die regular course of husinm, Except us otherwise provided herein. UOLI shall not amend its Articles of Ineorporation or Bylaws, del.-re dividerids, redeem or sell stock or uther sceurincs, ainui re or dispoc,e of fixed assets, cikaige employment terms, enter into any material or lonir.-{crm eontraa,:guarageocibligationsoiany ihird puny, settle DT d.isclizo-gc any material balance sheet receivable for less than i1. slated amutint. pay more on any Jiabi thy than its Fasted arnoont, or enter into any other tan:maim tither than in the regular course of husinm. V.,10 Filings. Until closing. 1.10LI will timely Ele all repack and other documents relating to die operation of UOLI requirml to be filed, lvhit:h =wets and other docamicrits do nor and will not contain any wriest ertioal uf a mulerial fact, end du not and will nor omit any material tact necessary to make the sli3lemtnt5 therein net m'EsIcadi ARTICLE VI COVENANTS OF THE SHATMHOL1DF.14 Between the date cat this Agreement and the Closing Date, .I Additional information_ The Shareholder shall provide to UOLI and Its Representatives such financial, 0[413414 and other documents, data and information relating to Asia Image, the Asia Image Busines and Lb: Asia linage Assets and the Liabilities of the Asia Image and its Subsidiarics„ac LIOLI or its Etkint..-n.ntatives may rca.9onahlv requcsr_ in addition, the Shareholder shall take all action necessary tn enable UOLI and Its ,11,,P...presentatives to review and inspect the Asia Image Assets. the Asia linage Dusinets and lilac Liabilities or Lmikt,re and discuss them with 1.1Q1.1's offocrs, :*11PICIYeeS. independent menuntant9 and moire[. 190twitStkinding, any invcs.dgation (hat (JOLT niny fe011bituutur A.sia. Jrnage, the Asia Tiniye FILISiDeW, the Aia..linag,u Assets and the Liabilities of the Image, LIOL [ may fully lety an the Shareholder covenants and indemnitias set Falb irl ibAgreitment V1.2 No SCo]iCiliktion... from and afiffr tkic date cif ed..; Agreelneill unlit the Eifel:Live "limo nr termination ot`thic Agnxinent pursuant to ARTICLE X, the Shareholder will not nor he authori2e permit r Of Asia trhage' oftliers7 directors, affiliates or employ. ees or inly inuetirnent lxinker7 or Gder advisor 01 tCpfmenLali...re retained by it. dinferly or indircctly7 (i) sotich or inid..He t.112. In WIN: 50[11'58k :3D Or announetariml of any other zu3quisition procenal, (II) participate in -any diartmior.k. or InOliations Tegardinul, or furnish lo any Frson any ItOn-1301.1.0 InfOtfliati'm with rapeet to any ulher acquisition pro sal, (iii) engggein cli9CUS5iOnS. with any' Person with wsputt to may 01.1141 &quisiLion prnposal, ex opt as to tlige`Z,'4 Lit o f theSepr011iSiaile, (iv) noncom endorse. nr Tecuirunetid any other aoguisitiOa txoposal or (v) enter into any Jetturorintentur similar document or arry uontract agreellaCne or commianent coniemplating Of odierwisu M32:1iNE 1c Filly olhor aerviisicinn 15TC/INIWIL VL3 Noll tleation of Ailaii.c climppe. The SE12tehelder iIL peurnpliy nutify JOU of any material adver9e change in the condi:Lim (fintuziol ur ulhen.vise) of Asia Image_ ..4 Culisents kind APPiultak. .As :wen 15 praglioble alter execution of this Aget-rwrn, Li-re Shareholder Ella!! use his cOnirtlerCialb. reasonable efic.in to chain ncematy cnnsent, approv.4 authorization or order or :nuke any registration of till n. with or give notice to, oin. RegulaLory Authwity cxr F1'eri011 as is squired to he 1613i Red, made of given t* the Shareholder 1u. Dunsummate the ttakcactielaS contemplated by [his Agreement and the C01.12.aa-aJ Docurnerrn. NViitirzLion of Carta* Matters_ Tha Shareholder shall promptly Doti c.,fany 1wt, everd, circurns-Larux or action known to hint that i5 ral9sonala,tv likely to muse Asir illIZgC Lu. be :61C 1G ptaurrn any of its covetrIEWILR col-mimed 'herein or any cOgir1ili011 prftedent iCniPtio bU salfisflod_ or that. if known nn the /late of (his Agreenlerit. would have been required DJ be discloscil to LIOLI pursuant orn the AAreernent Or the existent. ce ur rxuurrtncrs of which wnuld cause the Sharellnkierr re plac.entatIOIS of warrantim under this Agreement not to he correct andior or5rnpl Me, The Shareholder shall give M11 written nctioe to [.10L1 of arr..,1 adverm development CO.U5i3Lg a breach of du.y u r the representations and warrarrties in ART]0...F. TM Agin ftnagaReutliee Surrlloary. The Shat h' shall, hum Elmo to time prior to Claqing: tJuifrplerocril. the Asia [mega business plat with additional information than, if ereigtinE nr known ln it on the doe of this AErecuient7 wnuld have. how required to be. included 'herein, ARTICLE Vii LQX.DITIONS PRECEDENT TO OBLIGATIONS OF ASIA IMAGE ANT/. THY. SHAREHOLDER ALL ObliEations of Asia irriagc and the Shareholder under this Agreement sha.31 k.5unieet to the Inient at nr Frior to C7105Jng of each of the following cord trims., it being 41ndersbood that 1.1.e. Parties may., in heir sole accretion, En the extent permitted by upplic-ati lc Requirements, waive any oralL tif5UCI1 COIlditiOta whole or in pit_ AccUniev of Represenratims. All repttsennions and warrantic of tic.)r.i contained in this Agreement, the Collatcral DOCubleilta and any uertiJ is ate delivered 1)y any of 1101.1 at or prior to Ckv-401.g. Shall be, if sptvifically qualified h) materiality, true in all respects tired, if not No qualified, shell be true in all material reS W LS, ut each Gast on and as of thou CFoRing Date with the same effect as if Mai;10 on and as of the ClosinE Date, except fir representations and warranties expreisly slated to be made as of the date of this Agnxincra or as of another date oLlber than the Closing Date and exoe-p1 fur changes contemplated or permitted by this Agreement. The Company shall have delivered to the Shar-eholder a tcnificate dined the Closing Date to the foregoing effect. 1I.2 Cmcnants. :01-1 shall, in all material ruipecls, have perfumed and complied with each of the covenants, obligallces and agreements contained in thk Agreement and the Collateral Documents that are. Lu be performml Of CUMplies.1 with by them at or prior to Closing. COLT shalt have delivered to the Shareholder a certificate dated the Clusing Due to the ihregoing effect. V11.3 Commas and Aprrnivals. Al] consents, approvals, permits, authorizations and orck required to he ulmained from; ntld all registrations, filings and noliues req uirral to bc rrniale wall or Riven to, air Rezolatnry Authority or Person as provided herein. .4 Delivery of Document. ii01.1 540111 have delivered, or imused to be deliyered, to the Sharcholdgr the following documents: ) Copies of UOL I artielm of inonrporation and Bylaws and certified resolutions of the board of directors of LIOL authorizing the execution of l hi3 A .reenitlki and the C'o daterul Marne= re which iris a part' and the consaini !nation of the trans buns euniemplEted hereby and thereby. OD Stich other documents and instruments as the Shareholder may namonahly re goest: (A) lo evidence the accuracy of LIOL I's refa scritactiortl and v...atffintieR under this Agreement, the Collateral DUCLIMMIN 213111 any dneumenN initnArnenri. or certificates mitiltecl to be delivered hereunder, (13) IV' evidence the perfoeiname by 1_: Oil of, Of the compliance by t'OL.l wittc any u m:inapt, nilligalior§, condition nod agreement to he performod or cronpliecl with by flOL.I under this Agreement and lhe Collateral CIFJCumcnts., or (C) otherwise facilitate the consummation or perfotmance of any of the itaimactimis contemplaxl by (his A grecTnent and the Collateral Documents, .5 No Marerial r1 dvetze Chan t& Since the date hertoC. the yLiall have ly,xti no material adverse change in UO[.T sages Business or the financial condition or opennions of LIOLl, taken as a whole. ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATION TS OF Fir AN D 1:101„ I All obligations of Fu and LIOL] under this. Agreement shall be subject to the -fulfillment at or prior to Closing of the following conditions, it being understood that L01.1 may, in As sole clisu'telion, lu the Went Termillted by eipplicuble Lepal Requirements, waive an) or all of such Dunditions in whole or in. part t AiNi.inicy of Representations. All repmernationrs and wlirretrities of Asia Image and ilea Shareholder contained in this Agreement and the Collateral Documentc Fuld any other document. instrument or certificate delivered by Acid Image or the Shareholder ut or prior to the Closing shall be, if spzcificaBy quidified by materiality, true arid correct in ail respects and, if nut so qualified, shall be true and correct in all material respect., in each ease on and as of the closing Date with the same effect as if made on and as of the Closing Date, except for representations and warranties expressly' stated to he made 06 of the date of this Agreement or as of another dat.c. other than the Closing Date and except for changes curiternaLaied or permitted by this Agreement. V1112 Covenants, Asa Image and the Shareholder shall, in all material respects: have prforrned and complied with each obligation: agreement, eolienarrt and condition contained in this Agreement and the Collateral Dcgumerrrs and required by 1171 s Agreement and the Collateral Documents to be perfOITIMI or coui-plied with by the Sttareholder at nr prior to Closing. the Shareholder shall have delivered to LIOL1 -a certificate dared the Closing nape Cote foregoing effect. V U1..3 COMSCIlicl and Approvals. ALL consents, approvals, authorizations and otters required to be obtained from, and a]] registmlions, filings awl notices required to t.R made with or given to, any Regulatory Authority Or Perrin as providoi 1rarein [11.4 E el of Documents_ Asia Image and the Shareholder shall low executed and deiivered, or cused.tri excentl awl delivered, to COLE the lave, ins dmurnents: Documents and instruments as IJOL1 may reasonably requese (A) to evidence the accuracy of the repmencations and warrarnitt, of the Shareholder under this Ay-ixmeat and the Collateral Documents and any documents,. instruments or certificates INULTdi to be delivered hereunder,. (11) 60 evidence the perfunridnce by the Shareholder of, or itte compliance by the Shareholder with, any covenant, oandition and agreement toile ricrriirmecl cr complied with by the Shareholder under this Agreement and the Collntmil Documents; or (C.11 10 °th aw ise 1.1Kilitate the consummation or perrermanee Of any of the Ltartmeliorts contemplated by this Agreement and the Collatezal Doeumel)lfh, V111,5 No Material Adverse Chance. There shall have been ral material adverse chankw in the business, financial condition or operations of Asia lmage and its Subsidiasies taken ta. a whale. [11.6 Nu LitiKation. action_ suit or proceeding shall be perang or thmatened by or before any Regulatory Authority and no Legal Requirement shall have been enaemd, promulgated ot issued or deemed applicable to any of the transactions contemplated by this Agreement and the Collateral Documents that would: (I) prevail consummation or any of the transactions contemplatr-d by this Agreement ail the Colialeral Docoinients; (ll) eahist any cal' the transactions contetnplated by this Agreantent arid tho Collatera.1 Documents to be rescinded following consummation; or (iii) have a Material Adverse Effect on .1Uia IX Ls1 [-KAT ION iudemnification by (JOU_ 1101-F Oa indemnify, defend and NOEL harrnlais.(i) the Shernholder, Erny the Shard101cie3 aSSigILS iiid SiKuMKITs in iniunst tn [DU Shan% and Op each c•E‘ thc Shamholdcr, menglers, prthers, direetcpm. ullicers, managers, eiripl ees, ageals., iglOrncys and ropceseilialkeeS, from ark against any and all F.fir,ce3 which fria±1 be ktcurrrd aJr suflimxl. by an.:.1 such pally mid whirl may arias nra of n't ral.111 tank any breach of any material Tcpicsniatian, tryienanl nT agreement of LIOLI contained in this Agremcr_ All claim! to be assorted hereundta emus# b n fcg the lint nnedversaryfl F Iho Clnsin LX.2 n2121nnifiurricin by the Sharehotder. Asia lenage and the shEnthnider Elial I indeffirt*, defend .and hold ItartnleSS [JOLI from and neA jag my and all Los!; s vitich may he incurred 4f offeired. by l i ng such parry Nrew and whieh nary arise ow of m mutt from ante kifteacti, of aivy roprocntivion, itfaeLLy, COvenand. ur agreement of Shatcholder c.oattained in this Agy.eeroent. All dilass [u be naorLaE hcruundur must be made forte first anniversary or LI-0 ciosins. Dc3 natio to inLitifiniiVing Party. le.uny Fay (the iimmnified Thi rryl Nceives notice uC any claim necdlaer DUMMonecrnorrt (firmly ac ilan or ])rneeding %vial re4lec 10 which my othiff party (or parties) (the "Indmnitting Party") is ohligale-d to provide indemnification pursuant to Sections .9_1 or 9,2, the [ndennilled Party shall rump* Kivu the Jratinnifring Nati waft t.en notice therwf, which no(ke shall specify in reasonable dasi.1 if known, do ahlOurrl or an eslinpate of the amount of the I iabilay arising hurt firm and tbw harLs of tile Such rmice shall k a cundiiion. primadent to Erry lrideirnn lig Party for in&niniiic-alion 11EXCancicr, but the failure of the Tridelnb Lied Pony to give promo notice of a claim shall not adVeMely a.ried the huimikniGed Party's rieg ED indemnific.afion hereund.er pules& the deferist4t Ihi:31 claim is matetially prejudiced by such faillu-D. The Indemnified Part .3. nryt c4.Yrnpvcrm6se any cLairn by a third party tor which it is entitled to indeirinificalJou hereunder bout the prior written consent of the lndemnifyirq, Party (which sits 11 iiOI b>~ 1.111mtiunEibly withheld or delayed) LIFLIIM9 wait Shalt have burl instituted st.pinsr it and the Indemnifying Pally shah not haws taken ebritrol of such MIR atter notification thoeof pn3vIded of Seaton. 9.4. I XA tkfense by Indernnifyinglarty. Ificorittectioimith any diun L ing rise ts indemnity hcmundcr resigthig Fri or erriSing.Ou[ cif any claim or le a! proceeding by a Pawn ciao is not a party to, this. A areerrhent, the Endemnilymg Party at its soils cost and exponse many, upon verimen rimice to rhe Indartruified P.Firty,ISSItlftih.e defense of arty sirh claim or legal pnweeding (i) if it acknoviLedgcs ti the Indemnified Tarty Iii erlii0E, it ubJLjaLivaLu indenmily the Indemnified Party with respect DO all el.eitedU CIf surh claim (schicct to any lirnitsEions on suall iiahility ccintained in thER A arciernefit) and (ii) i fit Firmidm SERIMELilea$,, rea.:30110113' 5.1:1EiR1adoly to the Lndentniild Pariy, that •k will be itzumcielly abk to satisfy such claims in full atm same are decided..Euiversely. [f ttic Indra-nnityi rip. Party Fmurrici the deferiso of any SI]d5 claim or I ogal procecd ins, it may tise eOunsel. of iU choice to prusecnie defense, snt4ect to the appnyirli of sLich couctsei by the Lnde.tnnilied Ku-ty7 which Eipptowal shalt not be unreasonably withheld OT delayed. 'Earn indemnified Katy shall be crtiElDi to participle in (hut C:Oh[r01) [he defense of any such adica, with its counsel. and at i is avin cxpensc; provided., huwevcr, that if the Ink nini Fled Party,. in its sole discretion_ determines 1hM. (here exists a conflict of interest 'between die indemnifying Party (ea- any constituent party theroX) acui the: Ludemnificd Party! the [ndemnified Party (or any constituent party there0f) shall have the right to engage separate cousrml, the temuriable costs and expenses of which, shall be dal by the indemnified Parrzt. If the rridonthifyitlg Party assumes the defer of any such claim or legal proceeding, the indemnifying Party Shall take all steps necessary to pun= the ram! ution thereof Ina prompt. and diligent manner. T h e Indemnifying Party shall he entitled to consent to a settlement of, nr the stipulation of arty judgmEnt arksing from, arty such claim or legal proceeding, with the consent of the indemnified Party, which consent shall riot be unreasonably withhchi Of delayed:. provided, however, that no such consem shall be required from the indemnified Parry if (I) the Indeuttniffing Party pays or causes to be paid Lossin, arising DM of such settlement or judgment euncurrently with the effeztiveness thereof (as well ac all other LOSS& thereinfOre incurred by the Indemnified Party Mil& then remain unpaid nr unrcirebursed)„ in the case of a settlement, th.settlement is conditioned upon a complete. relepse by the claimant of the Indemnifier! Party and WO such Seillernml or judgment dies 1110t recpitre the ahc4unbretnce of any acct of the Indemnified Party or impose any restrictinn upon its conduct of bubiness. ARTICLE X TF.RMINAT1ON x,1 annitotivg. This Ageernent may be x.nninatc(1, and the transactions conternplaux1 hereby may be abandoned. at any time prior TO it being fully audited, or therinttcr. (a) by mutual written agteL-mcat of the Sharehokler and UOLI hereto duty authorized by action (aken by or Uft behalf of the rtspeetive hoards of Diredots; or (b) by either 1`10I.1 or the Shareholder upon notificarion to the non-tenninatine, party by the terminating party; it the terminating party is pat In material breach of its obligations under this Asreament and there has hem a material breach o f any repreoniation. warranty, covenantor agrenmenr the part of the non-terminating party set forth in this Agreement such that the conditions will not he satisfied; provided, however, that if such breach is curable by the non...term Mattag party. and such clue is reasonably likely to be completed prior to the Clming ate ; crt 'O if any court oferompetent jurisdiction or other competent Clovernmental or Regulatory Authority shall have issued an order mak.* illegal or otherwise permanently. resat tins„ preventirkg or otherwise prohibiting the Share Exchange and such order shall have become anal_ (c) Effect of Termination. If this A greemcat is validly tentilnated by either L.:OLE or the Shard-Loki:a pur.itiantiO Spatial I fi.l ; thi A greaunnt will fbrthwith b&ome null and vuid and there will be no liability or obligation on the part of the rordes hereto_ except that nothing contai net herein shall relieve any party hereto from liability for willful h_e eau.. of As reprcs Tritations. warranties, onvenarrts or agreements contained ht this Agttement_ ARTICLE XI MISCET,T,A.NEE) us X.I.1 Partcs lipted itild Benefited_ This Agcement shalt he binding, upon the Parties and their respective skiecessors by operation of law and shall in urnF95Iely to the benefit orthe Partii and their respective $timessors by operation of Saw, and no other Pelson sh.Edl. be entitled to any of the henellts oriferred by this Agreement. Without the prior written consent of the .that Pact. , rte Party may assign this A8reernent or the Cut:demi Doeurnent or any or it HOWLS ur deleotc any of its duties kinkr this Agreement or the Collateral Documents, .2 Publicity. All press E hail be joint press releases betwoen (JO[.l and Asia image and each shall consult with arch other prior to issuirc any p.m releases or otherwise making public annownerneals with respect to the Share Exchange add the other transactions contemplated Ehis Agreemcat and prior to making any filings with atty third party andfor any Regulatory Authorities including any national SeCutititS infra' drain' quettion soryiee) wkL1 aspect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules (rimy national securities inter &JILT qUataion Bardei, X1.3 Not1ce. Any notices and other COMM LiniCZEiCTIS MA:pi red or peroritikx:1 hereunder shall be in wrlting and shall be effective upon delivery by hand or upon receipt if sera by certified or registered mail (pcdage prepaid and return receipt roquaated) or by a nationally recognized overnight courier service (appropriately markal for overnight delivery) or upon transmission if sent by telex CT facsimile {with request for immediate conliffnution of receipt in a m anmx customary for contriniaiMions of such respective type and with physical delivery of the contimancdiun being made by one or the other means spcified in this Section as promptly as pm:Et:able thereafter). Noes shall be addressed as follows; If to the Asir3 lrnage Investing limited der OT I 107, Tower I F Lipp Cent 89 Asia rina.get Queensway Admiralty, [-lung Kong M ullion: Raymond Fu If E0 UOLI or Fla! I 101111 Ye Cot-p. . Tower 1, Lipp ferar Queensway Admiralty: Hong Kong Attrition; Raymond Eu X 1.4 Addrcsse;.. Any Party m ay change the add ress to which notices are req aired to be bent by Living notice of such change in the manner prOvided In this &man XI.5 Attorneys' Fees. la the event ur any action or sell based upon or arising out of any alleged 'reach b any Party of any reprewntation, warranty, covariant or Agreement cmits.in.ed in this Agreement or the Collateral Docktmenrs, the promiling P'arty shall be end 1.1.1 recover reasonshie attoniCYS' fees and Othar Cain of arch action or Suit from the other Party, XI.6 lleadium_ The Article and Section headings of this Agreement are for convenience (ally and shalt not constitute a pert of this Agreern eat or in any wily rifted the mean ing or iraerpretatiark thezeof. . 7 Choice of Law. This AD-cement and the right of the Parties Under it shall br governed by end construed in alt respects in aceartiame with the Laws of the e of Nevada. without giving, effect Co way choice of law provision or rule. Rielts Cumulative_ All rights and remedies of rich of the Parties under this "%gement shall be cumulative, arid the exercise of one or m ore rights or remedies shall not preclude the exercise of any other right or remedy available under INS Agreement or applicable. law. X1,9 Further Actions. The Rallies shall execute and deliver to each other, from time to time al or after C.Iming, for no Wilitional consideration and at no cost to the requesti ng parry, such Rather ssignments. certiliear.o. instruments, retools, or other documents. ,assurarius or things UN may be reasonably necessary to give fall e m u! 1.0 this Agreement and to ,A, eath party fully to enjoy and examisc the rightSacoorddl and acquired by it under this Agrtement. 10 Time of the Essence. Tine is of the essence Undo-this Agreement. If the Lail Illy permitted for the giving of any notice or the performance of any act required ur permitted under this Agreement falls on a day which is nor_ a Busing 1111:9, 111e Lime for the giving of suth notice or the performance cif sur#r Ht S.1101 be- eatechied io the next succeeding Business na>._ XI_ I 1 ramagatt. This Agreement may he eveculed in one or more counterparts, each of which shalt be deemed EMI original, hut all of whicb iogelber shall wnstitutc one and the same instrument, . Entire A greornefit, This Agreement (including the Exhibits, disclosures made izt, to LIOL1., the Asia Image es:KWh-re summary and any other documents, lini m ents and certificates referred to herein. which OM incorporated in and constitute a parl of this Ap-ezment) contains. the entire agreement of the Parties. KI,13 Survival of Representatious. aryl Covenants, Notwithstanding any right or the Shareholder to fully investigare the affairs of 1101] and notwithstanding any knowledge of facts determined or de ermiriabla by die Shareholder our6uarri to such investigation or right of investigation, the Shareholder shall have the right to rely Cully upon the representations, wanrargius, covenants and agreements of LIOLI contained in this Agreement, Each representation, warranl3., covenant and vrement of .)0LI contained herein shall survim the execution and delivery of this. Agreeitieni aril the Closing and shall it erealler terminate and expire on the first anniversary of the Closing Date unless, prior to such date, the Shareholder has delivered to LIDLE Shareholder a written notice of' a claim viith respe0 to such representation, warranty, covenant CU agreement, ..-0 , •-• C3 fi ir nj puourfaiN .1%%•.4.411 0 0 11 1.111111,1111". BolijoaAgmax-d..p.tio n pc.r.orzarrH PIM) !1/41, C1.-1 ONOINArti :41 .diu.3 am= 1 - yfDInvi ASV tin "'"14 Ilaffilettrti =WO ONSIDavd...M..1-13. puuwAirg :aurug. r1.1 argorkwo :1119 I gA U aseugi gm( OWL! tfantAl z: i.ioupm Amp Jou _rm.C. pus .F mg) jo 2 DR100.1aV a I p.1,1r114.x.aAnp oAril olatxf %110134 gq) '10.,111-CM NEYTNIFAX Nil SAW 104E7 ',71;1 gi 170201,75871. P rhIPNIPidr NOF C. .11. F t--,e;r1 STRIe Wg 40. IrUi.6871071 LfeCrc . .1. - • . • •.; :;•=4 P4. '11 MIEN• - _ - , - - ,- IMPORTANT: Eiltd milnietiares on girPirrW r;44 - W PC Oh a rta %LACK prx wax) ! W U Or CORPORATION; . -altalattm DI M ENT GENT: 4czeipiev.e tarLdi a m �Ifl tea EOLrFI LIPSX ; lirticro P.Piros 1AM' btoumw0 81+4 iEra orpt is el • S ivm• 1 itaMimer. ____ /Area Ns eirp# Ram Cittr . S U M : (ambito sr thatb Eh. edrpicabri, iii. ugl, raid to mar] Ntobir IV elaMi with pit 'VA-. 12141;la, ja QC P= vsut... s• _ _ Ihroairir 1;f Own Wag= kit vii2 - -1,- Gelia(Ifnia I M M O : •tLLI k sylea a ,ethiskatt ._, Z eiriegia Imolai Ma rrErt W ARD CIF DIAllet OM 5441 gen= ig t_... ealigusi &NI &New rod .44:nasee luir k1.oles4 ( N ab mies m il .E.Eri 2- ivorK6L-:‘:. elidiaga arpit err tep2.L, LILL O sxi..pher Mew Ail etta lf t I• tfi S• PURPOSE LartwriLl-mbrAPmnaiir.,:. Tipp p arpeit Ike oirrwaiiop. shell Sr. HATITI M TNFc f1 1• iciPirmi :Ismer). ralkirorgaf irzearmic unkr Mt# 1.L. Tim r a '''sh selefizinsid Fen': in TIM WOVE. my /jar bittrylwo !Aram graspht. Vir,y6:e.m addilarsiguril4a.Laim 6 aava-mr miri 61 'chi? raern k came lc !g 24.11mAli la• yal ta.flarmilun. Niumisr inipsigtiztad /. nertimius Q riColuelvacas7 r mum& and a ddrft#1. at rant of me ,rwortedinitsr: t i e tiwk artoim kinamal.: iipioampahapme.r r alfla pd• r. i Rifts olio XL ik PT...j3•11.1. 2 rei.75p kaire# c.stine.: ••••I.• y st-F3 Fla Rai.. or vatE _ _ preaspod .!.?D I.t r_d !CP Sam a" trarri ED\E LIRE ai Tab MrRrrorn tad"; LrOeiaN4jIa R on • -,d/..c di -criab. a .1staprgor m f .„,... _ r it- mire.: ntrartir cm h.-9,2..rad . i: a , iarrraao:17r - arg -d'ie. ahali EL 01.111.12 = .0 % my osiffilMilil M I" i flAtzSgarierrula M I M E O (arch erif347 'eat?: ., ..• . M . .. li e j i l l6 - - fens rmbtry !tido or �tlrpth_r amyl- a e w er # Lig " t r e st,iffe rmari coapacatoz.. ilirtioirs of Limearporatio3a of Weston int!irtt I Dervelopment Corporalins Weston international Development Corporation has filed its original 1,;:etrtifilite of Inoorporatiori with the Nevada. Scerethry of tat an January. . , This Certificate. of Incorporation as c:orstaine4i herein oas Deers duly adopted wordance with the eic.r_erial Corporation Law of Nevada. +Amax r Name The name of Coda cc.rporatinu is ilveston International 13t-velopmen1 (the 'Corporatiore.l. "ARTICLS II* 1-kgilisterecl Office and Agent T h e street add eill of the rogi,stered Offirt of the Coi-poration in. the Slate of Nevada, is East MainEnv Road, St-rite #i , Las Vegas, NV 8+11.21, The name of the registered agent of the Corporation at that azirkoss is Gateway .Entatlimr•t_ L'ARTICLE BIE" Maui rig Ad ,re,-sti The mailing aciiiress Eli the Corporatiori is 39.39 Sri Wasatch Owl. #4, Salt Lake City, Li7 64124 'ARTICLE IV'y Durn) ion Th149 Corporation Shan CRierA perpell-a.11,y. 'HART/CLB ler" Purpose The purpose. or purposes of the Corporativii are: (lj To cookluct arty lawful buir.ineas, In exerdsse any lawful purpose and power, and to engage in any lawful pct ar activity far which CM-pOratieris may be organized under the Clerieral Carporation Laws Of NcVNAR; Raid (2) Inep.rieraf, (o possess Q.rid exercise all the powers and privileges granted by the Clitneral Corporatton taw of Nevada or any other law of Nevada or by this Certificate elf Inceirporarion together with any power incidental ammo,. so far as stich powers and privileges are necessary or convenient to the conduct, EiromOtifsit or ,artairrerterit ot the business or purposes of the Corparation. 'ARTICLE VI” Capital Stock The maximum number of shares of capital stock which this Corpcsation shall have authority tO• issue is Sixty Million (60.0fX4000), C>dnelati-Rg of Fifty KC= (50,000,000i shares of Corauron Stock $.001 par vekte,. arid Ten Million (10.000,000) shares of Pretested Stock at $,001 par value. The pireieronues, qua liEcations. Eirnicat.ons, testriotiorts and the special or relatve cLghas in respect of the 39hars each class are as follows7 SE ON 1, Pre erred Stock with 100 to 1 viiting Rights over Common Stock_ The F'tr:ferreci Stock may be issued from tirae to time in one or more scries. AE .shares of Preferred Stook shall be of equal rank end shah' be identical, imcept • respect of the matters dud may be fixed and determined by the Board of Direotors hereinafter provided, and each srhare of each ecret shall to identical. with ap other shares of such aeries, except as to the date from which dividends are carmulariter. The Board of Directors hereby is authorized to mime suLh *hates to be issued in one or more clas2ats or series and with reapers. to each such cline" or eiarle..5 to flic and detertnine the designRtion, powers, prefesences aril rights of the -,hares of each sac-li erks and the V.3.3115catiarie, restreotiona thereof. The authority of the Beard of Dircaors with respect try each series shall include, but not be limited to, determination of the fallowing: ill the number of %lis.rea consitinitin,g a series. the rUstb2ctive designation liveries and the stated value of a serf u, if different from the par 'value; 121 whether the shares or a. series arc endried to sAy tlxcd or detertaina:ole dividends, the divirlond rare VI any) on such uhares, whether the dividends aft maw:alive and the relative rights or priority of ilividenda on shares of that series; (3.1 whether a series has voting rights in addition to the veiling rigirts provided by law and the terms and traditions of such voting rights,. which are hereby I:Leen:0111M La have 100 CO 1 voliLt rights over CO M M OM. shares; (4,1 whether a Armies will have or receive conversion or emhange privileges and the trims and conditions of such conversion or exchange privileges: ) whether the 5,hares of a serics are redeeraable and the terms and -aondicirts of such redemutice-t, including the niannor of selecting Nhares tnr redemption if leas than all shares are to he redeemed, the date G dates On or alter which the shares in the series win he redeemable and the amount uayabfe La case of redemption., (.5) whether a series will ham a sinking florid for the redemption or pare2tAw of the shares in the asries and the terms and the at of :such sinking lurid; 17) the tight of #c seriea to the benefit of conditions and restrictions Aci the ereadcvn of indebtedness of thr. Corporation nr any mtbsidiary, on the issuA.nce i:anY additional capita] stock tincluding additional :glares of such t;eries oc arty other serisic), nn the payment of dividends ix the mitring of othec distributicaas on any ou.tslasAing Airpck of the Corporation and the purchase, redemption or other acquisitioa by the Corporation, or any e.Aihsidisry,. of any outstanding stock of the Corpors.tiorr, 18p the rights of series in the event of voluntary or invo4ittitar3i Nu:dation, dissolution, or winding up of the Corporation and the relative rights of priorit3r of payment or a serie,; and .0j. arty other relative, participating., optional or other special rights, qualifications, littatations or re9;trietions of such series Dividends on outstandink shares of Preferred Stook shell be parki o r ae apart kir phiy-nient before any dividends shall be paid or declared or act apa rt for payment on the Common Stock with respect to the same dividend period. If upon any vcau.utskry at 'involuntary. liquidation, rUssolutiOrt or winding up exr the orpocation the iissets Available far diatribrilion ig holder of shams or Preferred Stock of ail &Cries SIVA!be inaufacicrit to pal; such holders the eall preferential amount to which. :hey are entitled, then sait.21i assets shall be distributed nk1tab2y araimg the shares of series in accordance with the respect:cm preferential amounts lincluding unpaid camilative dividenas, if any, payable with respect thereto). SECTION C o tonou Stock - Geuersi The Cotnm.on Stock ahall hraubject tie the exprtss terms of the nulentkci Stock and attay aeries cheriW. Etch share of Coramon Stock shi,d1 be equal to every Other share o Common Stock, except as ntEicruike. provitlerl herein or required' Shares of Cornmon Stook eratiaorized hereby shag not be subject to preemptive rights. The holders of shares chf Contimoia Stink now or hereafter crutina.ndirig ehzill have no preemptive right to, parehas or hAve offered to them for purchase any of such anthorined but noiasued hateN or any shares of Preferred Stook, Cizmincon stock or otheir equity securitiete isle-Lied or to be it ivied by the Company. Subj eel to the prefercatial and iathrr dividend rights applicaMe to PrefeuTed Stock. the h ers a hares of Contrrborz Six.kok shall be entitled to receive such riividends (payable Jii cash, stuck or othea-wiaei as may be declared on the Common Stuck by the ward of Directors at. atvy time or Cram Nam to time on:t of any fituida legally available therefor. Itt the eveot of any voluntsury er imr0111.14kilay disthbution or wmding up .of the Corporation, after distributirsa b Rill of the preferential or other rmunra to be distributed to the holders of shares of Preferred. Stuck, the hokiere of shares of Common Stock shall b entitied to re give all of the ten:Whir% sweats ce the la.131-"M recut avatialite for distributiontc ts _ _ ALL.C i :•r• AL,.rf.iL...-w I LLr tiCUo rimxtber of zihares of Comnxin Stock held by them.. mono' . Cowman. Mock - Other Provitions. (al Voting Rielits. Tie shares trf Common Stock shall have the following woting ightSt (.1) Each share of Cucamon Stock shall entitle the holder thereof to one vote upon ail matters upon which, slockh&ders have ..h.e right to vote. Except as otherwise. required by applimNe law, the holders of shares. of Cornrow Stocis shell vote together as Caine elsoin oo all matter% submitted to a VOIx of stockholders of the Corporation Or, it any holders of share% of Preferred Stook are entitled to vote together with the holders of Common Stock, PM a singe class with suc' holders of share% of Preferred Stoeki, (b) DM:del-xis and Distributions. /Except utherwi provided in this of InL:CTPOratialic haddia-5 of Commett Stoe;14. shall he in-waled to auch dividend% Rad rather distributions in cash, SLock or property of the Corporation assuay be declared thereon by the Board or nincators from time to tae oat of assets or fundG of the Corporation legally thereon provided_ however. t'ilat in no event may the rate of any dividend e n able rm outstanding Awes of Any class of Common Stalk he greater than the dividend rate payable on outstanding F arce of the other class, of Caninnn Stook. Au dividend% and distribution% on the Common Studs payabk: in stuck o the CM-Fora:Cum shall be made; in aberes of Coromen Stock. L no mem will shares of Crierimon Stock be split, divided Dr otenbinell unless the untsuinding %hates of the C-onnroon Stock shall be proportionately split. divided or combined. Ortieum, Rights arNliferrmlos, The Corpozation may make offerings or options, righter or warrants to E-.ubscrihe for Snares of 'ALI:lite/ su.r.ok to ell holders of common Stook if an identical uirering Is ramie simuluneously to all the holders of snack. All stioh offariogs of OPE:Dna r rights orsmrrants %hal] Offer the rigiyeedve hnt.ders of Corrim.orz Stock the right to subset-Ebb at the same rate per edam. VII" Board of Directors SECTION 1, Number and Tv111121- The number of directors which shall constitute the wholc 110Ard of Ll4rectoce shall be determined in the manner provided in t h e Bylaws of the CorpurKtion. The Board of Damlors shall Le shall be crap newly. equal in number ors poseible. The initial directors 'shall hold office iir a term expiring at the next S'Lluxedi,tig annual meeting of stockholders .And oral] e;ecijon of their respective VU.CeetACir B. EMOTION 2.. Weimar*. Any vacancy on the Board of Direcrx rs. whetfist arising through death, resignaiion or remora of a director or through s.n, increase in the number of directors of any crass shrd! br. !laza ::: - ; diAnCtOra- The term of rot: of any director elected to fill w.uch a vacancy shall expire at the e2tpiraticin of Lh term of office of oiroctors in which the 1-acency occurred. SECTiON l Mbar Prvvisions, Notwithatanding any other provision of C h ia Article 1/11, aind except as otherwise required by law. venenever the holders of any .orie or more aeries of Preferred Stock or other securities of the Corporation shall have ihe right, voting Eeparately as a class, to elect one err more d:.rectors a the Corporation., the term of the filling of vacancies and other features of such directorships aheii be governed by the terms uf this Certificate ce Incorporation applicable thereto. and IltheS3 :1!le terms of Ifs Certificate a Incorporation C7,r-rsaly prvilde otherwise,. smelt directorship shall be in addition to the number of directors provided in the Etykrom pad such di-cotors shall not be cfse•EriBeci. Ele&lons of directors need not be by written ballet 14.71110EE the Bylaws of the Corporation shall so "ARTICLE VM" Bylaws The power to adopt, alter, amend or nipr,911 the hylaws of the COrpOratiOti AO be vested in the Board. of Directors.. The stockholders of the Corporation may adopt, amend or repeal the Bylaws of the Corporation only by the affirmative vote of hoiden of at beast 616 2/3% of the combined voting power of the then outs[ar_ding aharea of %0CIE of all olasaefs and series of the Corporation entitled to vote generaay atsatrct- requiring the approval of stocirho]dts's lthc 'Varrrig mArencuz ix Siockhom4-.n- mccdkv. ;thy action required or pumittcd to be taken by the ntockheaders of thte Corporation mum be taken at a duty caned aid noticcd mectrka of stockholders rid may not be taken by ear:sent in writing, vailzas such ctquiring or permitting Ertociiholdcr approval ie approved by a majority of the directors then in I-Alm An action recalled or permitted to the by the stockholders which Etas horn &pproved by a Ditiority of Llw directors may he taken by consent In writing if the !=.rent is signed by t Inc rccoixi holders of no Lem I the Veiling Stock that wou.kl. °the:mise be required for approval of such action. 'ARTICLE 1[1' Ameni.h1ient4 T h e pruvitsiaras act forth in Artickti VI, VIE, Vitt end IX and an this Attiete K may 1143 h repadeti. resdnided, altered or unn-ndcd, and no other prevision may be adfiritrzl which i5 inconsiamt therevEth gr impair. m any way the -operation, or eireet t h e except by the affirmative vote or holders of:nrwl. less than. 65 2/3% of the: Voting So le, ConNrstent with the precedinit sentenoe. the rarrn4 iinp, Tre;:prvikp. rhr rioit to adoPt, rePe-41, rtscind, alter or ametlul in any reapmt any pecreikon contairmd in this Cerlificate of FliworTioration as pre bed by applicable law. WITRESEI liliriiE M OF, the Cure Lion hats caused thiN. CerEdcatiR of Inrorporadan ba be eXt<alted in Ehe volpora.te- taAnae end Attested to by itsi Prcaidere rmested who is najti ed. and has signed as of thiEt date bal m DATED: JIMMY', 21, 1998 NOTICST! Pio • • .• e' • N?' livagr HAM bOFV46§ -417-11113 & VOLT 4eilesire MKT (1111Z .110111Alir CIPITLIT -3471 FILE RI v. CAMP Stu 1ft I Well rW Craw:imam raradrA101110A1PIN Sfifilital X '7.1P re air TACIFf OP THE i.TE NEVA n A,, WAY :4 (Poulin eiline MAI VC la-rn) CM. Lim way aim la mai is sa w Mnilled *Ado PC UmiliegigUithviiirCv Mid Cutterrceiel Liming Pereierehiel • 100 Owl*. - VLF' E.VCIIVM "n I.Nkrm of Notiodi ne m lig itcceiled unite: v J , C.; pr9cisci jc- Arialm New bean addcd to the kiei onlifiCaler. ATIjelt1 hat bei_ iiid fecen the amities ot cerlificat, N'ore (Lithe above apply. The saki*: or cituirecau Lew bfte seseeded &WNW UsruVrii ankle sek it stilkikW • 1 rano En acti•cpasy Immo A •17 dwell likalmegol !Leticia bwas twig IR -of cks vicalterimi irt firth 1 Ma Poland far or borarpratias. AztiI etrgiorguisa or Cavite...at of I .Lreigol hfliorskeka.. Miro PlAlsrr: F Raw. ta include my of k. RIMY, labailikinA mesa am lardp• Pm Err cmilidlin Mai le kr. riireta. .J4 ..,1:e A • • J E-mil n7iit÷Y3*- '.'v: OF VIOILE OF 7-eR VATS CIF NEVADr-, kELJ NY 1,1 /MSED Am] AXIEDIDIFP M W 'S clit Ricogrumbinali OF , C n }51% .1410.1._ rX014 ENTERNATIONAL DevauppoWiT CORPORATION ."6:1.5."'Immf ::-.4trz47iliel ProNitliza Seftion 71-115 through TIAN, ottly Novak g.evd Swum, hremilitle4 DervelopeEmiCarpceviai, aNpradi maptaktion. hertiodar rth[rad Po as the 'Verpdrazio7loweby arivite :be &amen Revisal soci .AnsailxiArtkia itamtraontiorg. • FIRST!. Tips sagm ate C5rpara l tr Tui locrraiimai Davokoprivi. Ccepgatips SECOND: Tr Articla WINPUralka mat be weeded to mid am folideAr. ARTICLE' HAW Tibe Iliac a 611 CgrPerielke .hail to tem bernitireul Demloperrerit CorportrAn ARMCLE U rtalOD O DuRATiciti The eziPorigial gull MINEMid I M PObillnY Iffikeia WWI diA:alvai meardav to lam. ARTICLE III MRPIDSEE °. CutimMicA 4 eilimized ffig wpm* 4:04wablig may Imam! -pliimegig fir a IvirPoralkik WY be la•ripuiecti mkt d Iii al de Sr= anqgvagb. ARI1CLErV AIL S SHA M ,40 0.05 0.0 di 0;E:10 00 T C0410106= r3 amtbotimi to issuei trod .118101-61ii Omni. acusiegii4 cif Amin • raj Cif Prcf'"Ed !tiawrk bgri;R a Por vituc $0.001 Kr gam Oltrandigr ?el:erred c, as "Pitiond Sieekk) mid SY") ~ g sham a eedroortia avar-lc a. pit 'Fa= 110.1X11 r Z (licvekisaier farmed as aik MC r3c511T141 81:cckrl. Sillo=1 of art,' CUSS al 414Ick •ErMr Iht: imam & YVOICA Phuthoidrir imam frm tone to time cee c Note atria ea y friNu time TO WOO h by I * bpard.ardixoloirg. 1 Ward of CuIPM4Itial ii htr. by cxPrcut? Y. WilthP14 4113 = d= =0,, owl ykidig forth thy Ibis& irritant Serarrem, &firms vibeit In p&fl, thr p i s, preference!. Eielstatiam, Led faith* nstpx, ▪ anY -11 of SlArggi befure rho fay shares of dm class-. b1 :2 " "CC or rn" wigs wail a elm Cif shares. fix lie retwoher of Ask= of Rich ash eerier and iltrigeatc, in wisale at parc pa yours, prekrftice5. jur4joices, ant mai" riots of the serix. ail lxiftamthe jam= amity tem celihit r t e : .•. $IirS'oN ot:ko froloo imits %Adds or ag:imendi" ce.lad tic kw ti ilia IMO n ,16111160 *NAN iptiathig. Menai XV GOVERNING 00.4AD The line enziPII beard eitth0 tariKulizi dm' lar lappro M lho %roma of efLoomoo," lea beiwilltt likt1 hil'e11 ist hum d e ar di Afr giihrwrlic oppolihid in go Infirm OF ildrim2wrig rigankkaa. ARM = IICV1 POWLEI GOVERNING 'WARD hTe invornimil bond anal eserralift tipmailtmay gam" try LIX114 imixrporagicoN Paw= ,ermined 'AMIN' a ihraffigagain %ma otip 1Cdp:gratitua by the epplIcahlu prvotimoi of thi wE adz' arNeiribils mw. larr=11, CogebekE 40.51• RefFilla mad Artioliii ofIh M araLlem.L 5wislikkoci and towage,/ of hr Caliwatkei dm. homiazir eiseely limo* V 1, MI., t "ea*. of Ihernftain: arm.* LEW Wk Ij rharockixams cailarakii Ova malioriaildIrM1i d posoom Slake Th.390 ar dm Norm& Rwrisid SOLEMN Irr dii 4I at II= maim* or in eorpomilkitir Itairlholarg. Tb.nintibldraf orlolualfe. shom =Wilt go liar cos dig femoiai whorilwing rsa the Arblchm loomparstics, woo ors40411 *hirtill *Fr. MP, AB M ' M eld M ail * a ar MbSi k aid . ba Amid= et , f Irer f sham vq a dd CoNICItii110110014111. thaw X _ cloy of jd&o..-f A . iswis cre 4 it stake caltynit Coti=ty OP 6E2 _ e day at mg . periemay xaparai torcive tre. the brichavionoil,. rePtiry iroblic. ' 'dal Jay Shapiro. Mho beim law goo NV. diary ffklecorbr *mimed tlioo leacy the prcoideutiodmcrowy, ripopmktrely, &Awe ahognwriotrael torpormix6 olla they 'isnot! dic *imbuing; iLeirlcicf Arn i m go thy Ardiela*.al lacorperatinn U that the! WabOyeati orintoided 1.7w1:•• air thus. MY I N0 CO M M MAL .„ 31)3 MIME Dr. Iviukiry Kok Wais Cr hogyitirxi cernitilifiEtpleh OSOilitio 11. MI g1 L ogistp ads ilcir ealitolfro SIVIERN dal; =.1C4 2446 STATE OF UTAH -*ft .1h! .• .n ' COUNT OF Sia LAKE ...• On the 24,1/40 de? *f Are t L perponelly epieer!4- • •bofort we vd- . he, iliner( ) of the SIsidir6wc instrumento vbv aidirtOitedsed to Poe thets he . executed :the mim. H7 Commisnion Expiten; .41iLb L Notary 1110,41t Aa.c. gob —.147 m oTriint ... • UNIIMPIP Meg mleloostin W I* Lit 'MO = airsi Pi = I leeiried EITAR,17:192%. ED j g EA:. Tel librapit " 34111.11 M "11-' • -1 _ tkelnit ....""-V• • - • 2 • - - - 2- • - Kiri) NT my. J- r.JETII W Ir‘.01IE NY: M OMENT OF A MU:1AS OF in-COSPORATIC*1 ,5ea b :r I L E , A E _54eL , -01.. a do-ct- igtii•e+0 at 1- rx •of thlbg-pazatar or d (f tctilic pass tk loaacepasa.t..e cr dinktuir . rlio7 EDIME.1.111.111 at :Laser_ K-.E.E.T.a. -51 Tbip one.EILL toterp5r.1 Lori. or ad'f6t _ o foci- ••!..: D•=1:0:1+ ot V ej h. .- !I..) I.R.- 4-...-i-i q...g, 1 a Y 'E wng.1 _ .. s IS.o a curipmtlon. . Tell onisina..oki m...6LN] in ir i timc, ei in. 40.0E..A.D. or sia:e. -suL L ,C7 - i .0) 39 . '116 lir I" Iwoci "Mt Ce U140 colOVVerl has tam...maces'. a. ;tf flernY •3610 LAI kihNelhp .--warnarns le I.-, Lerman.aii. Ara tin, -4 b.p.3" ••••-1-... I •S TkR— vekitle,,.11 Tx ON ki4r-Jr11+0;NA 1 irtr. peramatx htssrk 4 :5,Aii) P=Dir. — — aCI-X164:Clgrd V iiKO;411 a-rAmb-irennirrem. •.• IF •••••••• %. .:•.M?.:1 £1••.;L:•.'_::